Exhibit 99.3

"LYDIA SLOTNICK UNPLUGGED"

By Andrew Craft and Michael Zam

FADE IN:

CU Cover of Britain's hip music mag, GMS. U2 are splashed across the front when they were so very young. WIDER ANGLE we are:

INT. SHAFTESBURY AVE. - LONDON - 1983 - EARLY EVENING

The paper is being voraciously read by 15 year old LYDIA SLOTNICK (braces, acne, glasses). Behind her, TARA HOROWITZ (pretty -- she knows it, big rack) is trying to sneak a last minute smoke.

LYDIA

OK. It's down to two choices. The Clash or The Fixx.

Lydia rips a PIECE OF A PAGE out from the paper and stuffs it in her bag.

They are standing at a crowded intersection in peak hubbub (Lots of black cabs, double deckers, throngs of tourists). They are part of a group of American high schoolers -- who stick out like 25 sore thumbs -- being herded into the Palace Theater to see the hottest show in town, Cats, by nervous teacher, MS. HULLEY.

HULLEY

Hurry! Show starts in ten minutes! Remember now, kids, you're not just representatives of your school, but of your country.

Two horny boys, WARREN and ALEX lag as an OLD MAN, sticking hookers' business cards in the window of a nearby phone box, hands them one. Hulley catches this.

HULLEY (CONT'D)

Warren! Alex! Over here! Inside now!

Lydia Slotnick! Tara Horowitz! You too!

Tara flicks the cigarette and they look at the cover of NME and crack up laughing at the irony of this.

LYDIA/TARA

U2! ha ha ha.

They go into the theater. Hulley follows in behind them.

INT. LOBBY - CONTINUOUS

Packed and anxious. Lydia and Tara squeeze into the LADIES ROOM while Warren and Alex make for the GENTS as Ms. Hulley follows the rest of the group to the auditorium. The BELL indicating the show is about to begin, RINGS.

INT. LADIES ROOM - CONTINUOUS

Lydia and Tara are unzipping their backpacks; Lydia pulls out the piece of paper.

LYDIA

Clash are cooler. Definitely.

TARA

(pointing to Joe Strummer)

But that guy's teeth -- gag me!

(pointing to the Fixx's lead singer)

Now Cy Curnin -- he's a fox!

INT. LOBBY - A FEW MINUTES LATER

Lydia and Tara gingerly stick their heads out of the Ladies Room now dressed in '80's girl teen slut wear (sweatshirt skirts off the shoulder, big gelled hair, lotsa lip gloss, "fuck me" heels).

Seeing the lobby is safely empty they stomp toward the exit when there's a huge BOOM as the orchestra breaks into "Memory" for the Overture. Lydia stops, suddenly apprehensive.

LYDIA

You know, what if it's good? This may be our only chance to see it.

TARA

Two choices: the Fixx -- Live! -- or dancing fuckin' pussycats?

INT. SHAFTESBURY AVENUE - SAME

The girls have run out and wait at the corner of Charing Cross Road. They catch sight of themselves in a shop window. Lydia, seeing the two of them together, feels insecure.

LYDIA

Do I, you know, look alright?

TARA

Come here a sec.

Tara pulls nails scissors from her bag, begins cutting Lydia's collar off.

TARA (CONT'D)

Lydia, don't try so hard.

(surveying her work; pleased)

C'mon, let's book.

VOICE (O.S.)

Where the hell you think you're going!

The girls turn, terrified. See it's only Warren and Alex who trot over to them. Tara rolls her eyes.

WARREN

We're only fuckin' with you. Where ya' going?

TARA

What's it to you?

ALEX

Yo, we got some real action lined up girls. Wanna' come?

WARREN

Yeah! Wanna' come?

The boys crack up laughing.

TARA

In your dreams, asshole. Anyway, what action?

WARREN

Maybe score some hash. Adult entertainment. Little club we know of.

He shows them the CARD he got from the Old Man earlier. Lydia grabs it from him.

LYDIA

You guys are so puerile.

WARREN

I know you want me, Snotlick. Don't deny yourself.

ALEX

What do you say, Horrortits?

TARA

I say you're a fucking cro-mag. C'mon, Lydia.

They scuttle across the street.

INT. LYCEUM BALLROOM

The place is swarming with a crowd of New Romantics. The Fixx are on stage singing their hit "One Thing Leads To Another." Lydia's really digging the MUSIC.

LYDIA

(yelling above the music)

These guys are so in the pocket!

(crossing her fingers)

The rhythm section is like that!

(about lead singer)

Curnin's voice, man, it's like silk!

Lydia turns, sees Tara's not listening as she's dancing a bit too close to some kilt-wearing GUY with a pink poodle cut.

The Fixx finish the SONG.

CY CURNIN

Thanks a lot! Goodnight!

The crowd starts to move out. Tara grabs Lydia.

TARA

Let's get backstage!

LYDIA

We don't have time! We can't!

TARA

Fuck it. What's Hulley gonna' do? Fly us home? We leave tomorrow anyway.

INT. LYCEUM BACKSTAGE

A heaving sweaty mob of hopefuls outside the sacred green room guarded by TWO BOUNCERS. Tara pulls Lydia from the thick of it and up to the Bouncers as she tells her:

TARA

Just act like you belong here.

They try to breeze through; the Bouncer levels his arm like a gate, stopping them.

TARA (CONT'D)

But we're with the band!

BOUNCER

No, you ain't.

The bouncer nods a couple (GUY with flaming red Mullet; GIRL with white braids hanging out of a cap with an eight inch peak) through.

TARA

You let them through.

LYDIA

That's Tom Bailey and Alannah Currie! The Thompson Twins! Wow!

A gaggle of RECORD COMPANY SUITS and their ENTOURAGE arrives and clutters up the doorway.

A BELLOWING VOICE (O.S.)

Oi! Knocker! Knocker Knowles!

One of the record company guys turns 'round to the voice. It is KNOCKER, a bearded, red faced and pugnacious promo exec.

KNOCKER

Fuck me! Tommy Michaels, you old cunt! You look like a fuckin' zeppelin!

The owner of the voice is TOMMY MICHAELS, mid 30's, half gangster wannabe/half rock and roll manager in a baggy double breasted red suit.

TOMMY

Lads done great tonight, eh?

KNOCKER

Magic. Radio One A list next week.

Rubs his fingers together, $$ sign.

Behind Tommy, Knocker sees someone.

KNOCKER (CONT'D)

Fuck me! Is that Graham McGuinness?

Lydia turns, RECOGNIZES McGuinness.

Tommy ushers GRAHAM MCGUINNESS over: Irish, mid 30's, shades, fedora, dark washed out clothes, unshaved; an aura of faded glory hovers about him.

GRAHAM

Alright.

KNOCKER

Nice to see you, man! I thought you was dead! Where you been?

By now Tommy has noticed Tara and is giving her the wink.

GRAHAM

Ah, 'round and about.

KNOCKER

Always loved that first record, mate. Fuckin' classic. About time for another one innit? It's only been ten fuckin' years!

They all laugh, Graham uncomfortable.

GRAHAM

Ah, you know. I'm working' on it.

KNOCKER

Well come on, don't fuck about. You coming' in?

TOMMY

Yeah, half a minute.

Knocker goes into the Green Room. Tara goes right up to Tommy.

TARA

Can you get us in?

TOMMY

'Course darling.

Tara and Lydia smile. He notices all the metal in Lydia's mouth.

TOMMY (CONT'D)

What, 'er an' all?

GRAHAM

Tommy, I don't think I can fuckin' deal with this.

TOMMY

What? Half the UK record industry's in there getting bugled out of their brains! You gotta' show your face, let 'em know you're still around!

GRAHAM

Tommy, not tonight. I can't stand them cunts. Fuckin' poofs and posers.

Graham turns to leave. Tommy grabs him.

TOMMY

(sotto voce)

But what about the fanny?

(turning to Tara and Lydia)

Wanna' come to a real party, love?

TARA

Not without my friend.

Tommy takes a look at Lydia, then a longer one at Tara's breasts. His decision is made.

CUT TO:

INT. TOMMY'S SPORTS CAR- PICADILLY- NIGHT

Bustling, top down, Tara and Lydia stuffed into the gap behind the seats, hair flying in their faces.

INT. TRAMPS NIGHTCLUB

The beautiful ones are grooving to "Pop Music" by 'M'. Graham sits and smokes and drinks with a nervous Lydia. They watch Tommy and Tara dance, beers in hand. After a nervous beat or two...

LYDIA

Mr McGuinness, can I ask you a question?

He grunts.

LYDIA (CONT'D)

That song "Derry Blues," which I love by the way, was that really Van Morrison singing back up?

He belches and ignores her. He's totally uninterested in her and she knows it.

INT. TOMMY MICHAELS' HOUSE - NIGHT

In the living room, chrome and white deep shag carpet. GOLD RECORDS on the walls. Champagne and a bong smoking on the table. Graham chops out some blow. Tara drains a glass of champagne and Tommy fills it again, goes back to fiddling with his then state-of-the-art video camera.

Lydia sits on the floor by the monstrous record collection, pulling out albums looking at them. She gets out Culture Club.

LYDIA

George is a trip, don't you think? Great voice, too.

The others ignore her. She finds the Tin Drum by Japan.

LYDIA (CONT'D)

Wow! Nobody really knows this in America but Mick Karn is like the best bassist.

She pulls out GRAHAM'S ALBUM, Graham McGuinness and the Instigators. The cover features a young floppy haired Graham and his Band.

LYDIA (CONT'D)

Hey! Could we put this on? Would you mind?

GRAHAM

Jesus, do we have to?

TOMMY

Sure, put it on. This bloke was fuckin' massive. Look at all them.

(pointing to gold discs on wall)

UK silver, UK gold, American gold. This geezer's the real thing, not like them haircuts you was pogoin' to tonight.

LYDIA

Come on, rock and roll didn't end in the seventies.

As soon as the record, Graham's rocking smash "You Make Me Want to Fly," STARTS to PLAY, Graham gets up, taking the bottle into the BEDROOM, standing at the door.

He motions to Tommy to bring Tara in too. Lydia gets up, nervous, but wants to be part of the party. Graham half closes the door, blocking her entry.

GRAHAM

You know you got a brain under all them spots and that hardware.

(he motions to her specs and braces)

So I know you'll listen: The music business, it ain't about the music; it never been about the fuckin' music; it's about image. Looks and cool. You got those and you're in.

(starts closing the door)

And if you don't...you're out.

He shuts the door.

Lydia sits down on the couch, looks in the mirror all dusty with coke. The pimples, the hair, the braces. She's crushed.

"You Make Me Want to Fly" CONTINUES AS WE

DISSOLVE TO:

INT. TIMES SQUARE - NEAR VTV BUILDING - PRESENT DAY - DAY

From the window of VTV, DEADLY URGE, a surf punk garbage white boy rock band of the next two weeks, spit out their hit, "Fly Boy Niggaz," which just happens to SAMPLE "You Make Me Want to Fly."

This SONG BLASTS across the SOUNDTRACK as

Lydia, now an ultra polished 33 year old woman, bleached teeth, store bought nose, Lasik correction surgery, a bit too much concealer on her skin, dressed with a too hip edge, races against the intersection toward VTV, her arms loaded with videos and papers.

Under the big VTV window, THRONGS of EAGER TEENS stare up as today's ultra hip VJ conducts another live segment of "TLR," with the overly photogenic BOYS of Deadly Urge. The hungry crowd on the street YELPS at each glimpse of the band as Lydia tries to maneuver through them toward the entrance past kids desperate for entry.

A SECURITY GUARD notices Lydia and squeezes her into the door, then hurriedly shuts it, shutting out the mob and "Fly Boy Niggaz."

INT. LOBBY - CONTINUOUS

As Lydia straightens her short skirt:

LYDIA

Thanks, Paco.

She smiles, races up the escalator and to the elevators, impatient. She jumps inside a car as the doors close--

INT. VTV FOYER - CONTINUOUS

As the doors of the elevator open and Lydia jumps out. She and the perky 20 year old RECEPTIONIST exchange nods and Lydia enters--

INT. VTV - MAIN FLOOR - CONTINUOUS

Thin hallways flanked by offices by the windows and dozens of cubicles on the inside. Impossibly YOUNG and HIP folks scurry about, working madly amongst all the latest pop culture bric-a-brac and posters hanging from every inch of wall, floor, and ceiling space. Welcome to VTV World.

WE RACE with her down the hall. Folks shout out "Hello"s to Lydia followed by genial comments about the day of the week.

INTERN

It's Friday!

SECRETARY

Finally Friday!

Lydia smiles at them as she scurries along. They look at her TOO SHORT SKIRT and share a surreptitious SNICKER. One of them hikes her own skirt up in imitation of Lydia's

Several other junior people start following her, pleading for her attention. She's clearly a bigwig of some kind.

The first is Junior Producer, ALEATRA CLARK, 23, African-American, gorgeous. She's followed by a red-haired 20 year old intern, TRUDY, loaded down with her own collection of papers, videos, a pencil in her mouth.

ALEATRA

Lydia, we're two seconds over on the Timberlake intro for Spring Break.

LYDIA

Leave it hooked in edit 3. I'll check it tonight.

ALEATRA

See you there in 5, Trudy.

Trudy nods.

TRUDY

(handing more videos)

Hey, Lydia, Guy wants you to look at these. Want them on your desk?

LYDIA

No, got it. Give 'em here.

She adds to the pile in her arms, starts to run away.

LYDIA (CONT'D)

Yo, Trudy!

Trudy runs back toward her. Lydia manages to fish a $20 from her pocket.

LYDIA (CONT'D)

Big favor. Get me a Venti skinny mocha latte with three extra shots. And whatever you want--

Trudy grabs the money, runs off in opposite direction as Lydia speeds past her Secretary, the adorable twentysomething, SPENCE.

LYDIA'S OFFICE

Slick with great view. Spence trots in after her.

SPENCE

Good news. Aretha's people just confirmed.

LYDIA

Off the freaking hook!

(racing around)

And Alicia Keys's still cool, right?

SPENCE

Here's the fax!

(reading)

"We are pleased to confirm Miss Aretha Franklin will appear with Ms. Keys at VTV studios on Friday--"

LYDIA

(as she moves out of room)

Beautiful! Beautiful! Beautiful!

Oh and call Lucy Chu. Tell her to bring her team and anything she's got that fits Aretha. I don't want her wearing another gold lame sleeping bag.

She SQUEEZES Spence's arm, smiles.

LYDIA (CONT'D)

Good going, Spence. By the way, did Trudy get me in at Frederic Fekkai?

Spence nods.

LYDIA (CONT'D)

(as she's dashing out)

With Frederic, right?

Spence nods, "Of course." She smiles, runs off.

INT. EDITING SUITE DOOR

A handmade sign reads: "Quiet Please: Divas Then, Divas Now Editing in Progress."

INT. EDITING SUITE

Lydia proudly shows GUY MANN, (29, head of programming, Ivy League education, coolly handsome and in his element) her latest piece. Guy's idiot kid brother BOYD watches. J.T. (chemical blonde) operates the AVID.

ON video monitor a video work tape of CARLY SIMON and some 20 year old flaxen, guitar-toting CHANTEUSE DE JOUR are in Carly's bedroom recording a song.

LYDIA

Say what you like about Carly, man, but she's done something right to last 35 years.

GUY MANN (O.S)

OK, OK, go forward.

We FAST FORWARD to Carly and Chanteuse on the Vineyard's Menemsha beach, strolling along, bonding, laughing.

GUY MANN (O.S) (CONT'D)

This is chick shit, Lydia. What's next? Bonding over a box of tampax? Let's go!

LYDIA

Guy! It's an intimate moment between a new star and her idol. The point of the whole series. It's the shit.

GUY MANN

Yeah, DV1 shit!

At this moment Carly steps in a pile of DOG SHIT and loses it. She's furious about off islanders treating her home like a dog toilet.

LYDIA

JT, this can go. Get rid.

GUY MANN

(interrupting; laughing)

Fuck no! You gotta' keep that! Play it again!

BOYD

Yeah! This rocks!

LYDIA

Jesus, Guy, that's not fair! This is supposed to have some integrity...

GUY MANN

Boyd likes it, too.

LYDIA

Course he does; he's your brother!

GUY MANN

No, no! Wait! I got an idea!

Rummaging through a pile of CD's

GUY MANN (CONT'D)

(to JT)

Again. With this. Track 3.

JT plays the dog shit moment again, only this time with “You're So Vain” BLASTING underneath. And again and again. Guy and Boyd are hysterical. Lydia is not.

GUY MANN (CONT'D)

Play it again, JT.

He does. Guy and Boyd crack up again.

GUY MANN (CONT'D)

That's hysterical! Right, Boyd?

BOYD

Yeah, but who's the old chick with the huge choppers?

Lydia rolls her eyes at Boyd's denseness. The door opens. PETER, 36, another V.P. of Programming, peeks in.

LYDIA

Guy, let's hear from another VP of programming. Pete, what do you think?

GUY

Share with the group, Pete.

They run it again.

PETER

I don't know, Guy. I mean it's kinda' juvenile. I wouldn't use it.

Lydia looks momentarily victorious. Guy cackles, louder.

INT. HALLWAY OUTSIDE GUY'S OFFICE - DAY

Lydia's Blahniks and Guy's shoes in a rack outside his door.

INT. GUY'S OFFICE - DAY

Corner office, wall to wall glass, full size Espresso bar and Manhattan everywhere you look. At one end is a pro basketball hoop with full size electronic scoreboard. A sampled stadium crowd ROARS out of the sound system every time a basket is sunk. On the other end, by Guy's work area, is an exquisite KILIM rug, which Guy ADORES.

Lydia pleads her case while Guy, barefoot, shoots hoops.

LYDIA

Come on, there are a lot of rock stars who are totally asking to be fucked over, but keeping it real was the whole point of this series.

GUY MANN

Carly Simon stepping in dog shit is pretty fuckin' real.

LYDIA

It's tabloid crap. These are talented musicians, Guy--

GUY MANN

(interrupting)

Yeah,and famous. And famous people with shit on their shoes is great TV.

LYDIA

Yeah, some people. Martha Stewart or Gwyneth Paltrow maybe...

GUY MANN

You need a moment like this in every one of these segments. Aretha and Alicia Keys scarfing down chicken and waffles. Patti Smith and P.J Harvey: Fuck their music; I want pit hair!

LYDIA

Guy, thanks for your comments, but I have final cut on this project.

Guy stops shooting, holds the ball under his arm, turns on her like Mr. Hyde.

GUY MANN

I don't think you hear me, Lydia. I'm not fuckin' kidding here!

Lydia freezes, scared. Where did this come from?

GUY MANN (CONT'D)

When I leave next month to start the new channel, I'm not letting my successor fuck up what I've got here. How old are you?

Lydia fumbles a second. Why is he asking this?

GUY MANN (CONT'D)

It's OK. You don't have to answer. All you have to do is get your fucking edge back.

Guy turns, sinks a basket. SAMPLED CROWD ROAR.

GUY MANN (CONT'D)

I mean it. One week: Get your fucking edge back. Or else!

Lydia takes this in.

LYDIA

OK, Guy, OK. Thanks.

GUY MANN

I know how badly you want my job, Lydia. God knows you've been here long enough--

LYDIA

I've really earned it, Guy. Is there anyone here who deserves it more?

At this GATOR, (a lanky 25, VP wunderkind) comes zipping in on his SKATEBOARD.

GUY

Jesus, Gator, watch the rug! That's handwoven silk--

Gator screeches to a halt at the edge of Guy's hallowed rug and flips his board into his hands in one move.

GATOR

150 fuckin' years old, I know. Halt the meltdown, dude! I got the memo.

He quickly jumps on the court, snatches the ball away from Guy and slam dunks it through the hoop. CROWD ROAR.

He waves TICKETS under Guy's nose.

GATOR (CONT'D)

Who da' nigga? Who da fuckin' nigga?

Tonight, man. Two men enter, one man leave! Ultimate bareknuckle death match.

GUY MANN

(excited)

Kavanagh's?

GATOR

Deep in the belly of Bayonne, New Jersey, yo. Best seats in the house....Cage side!

GUY MANN

We are so fuckin' there, Gator.

GATOR

Got the Hummer waiting downstairs. Now git yo bitch ass in the back!

Guy grabs his jacket and keys. They rush out of the office, leaving Lydia behind.

INT. VTV - BROADWAY - NIGHT

The Hummer with Guy and Gator pulls off as Guy leans out the window where Lydia is exiting the building alone.

GUY MANN

Edge! Later, Lydia.

Lydia is clearly worried. She takes a few steps, her mind a jumble, when she hears:

MAN'S VOICE (O.S.)

Lydia? Lydia Slotnick?

Lydia turns, sees a guy in his mid-30's in a standard blue suit and briefcase. Lydia doesn't recognize him.

WARREN

It's Warren. Warren Resnick. Wow, I almost didn't recognize you. I mean, no glasses, and your...

(looking at her legs and short skirt)

Sorry, I mean, you look...great!

LYDIA

You don't have to sound so surprised.

She wants to get away but feels she has to go through the motions.

LYDIA (CONT'D)

So, what are you doing?

WARREN

KPMG. You know. Accountant. It's steady, money's OK. Good bennies. Hey, you still in touch with your friend, Tara? How'd she turn out?

LYDIA

(suddenly annoyed)

Married an English politician. Lives in London. Two kids. We send emails once or twice a year.

WARREN

Uh-huh. So what are you doing?

LYDIA

I'm a Senior VP of Programming at VTV.

WARREN

VTV? No shit! That's incredible!

LYDIA

Pretty cool, huh?

WARREN

No shit. Hey, you coming to the reunion this fall? It's not for six months, but time flies--

LYDIA

I don't know; I'm so busy and--

WARREN

No, you have to come! This'll shock the shit out of everybody! I guarantee that nobody ever thought Old Snotlick would, like bloom and become a big macher at VTV. We all thought you'd end up some librarian somewhere.

She doesn't want to be reminded of that.

WARREN (CONT'D)

look, I've gotta' catch the next bus. If I don't make this one, the kid'll be asleep again and then the wife gets mad and...well, you know.

LYDIA

Well, actually not. No kids. No wife.

She laughs.

WARREN

(turning to go)

Yeah, but you got that cool job. Nice to see you, Lydia. Try to make the reunion!

He runs off. Lydia watches him go.

INT. LYDIA'S LOFT - NIGHT

Tribeca, spartan, massive TV. Her CAT, MACCAVITY lies on a leather chair in the corner.

ON LYDIA AT MIRRORED VANITY

at the end of loft, wearing a La Perla bra and panties, checking her frown lines in a magnifying mirror as she lip synchs to k.d. lang's "Constant Craving" BLASTING out of the sound system. She adds a dollop of the dozens of bottles of lotions from Kiehl's and Mario Badescu.

The BUZZER sounds. Lydia presses the "in" buzzer; uses the remote to ax k.d. Rockers System of a Down's latest CD now BLASTS through the room as Lydia opens the door.

CUT TO:

LATER

Lydia and her booty guest, intern Spence, are wrapped in a blanket on the floor next to the bed having a post-coital smoke. Lydia's lost in thought.

LYDIA

Spence, what would you do if you woke up tomorrow and there was no VTV? Let's say there are job cuts and you get downsized. What would you do -- with your life, I mean?

SPENCE

That only happens to people who are deadwood -- and I'm never gonna' be no deadwood.

Lydia cuddles up close to him.

SPENCE (CONT'D)

Hey, did you check out our demo yet? 'Cause our new drummer is a fucking animal!

LYDIA

I haven't gotten to it; I promise I will.

Lydia slides onto the bed, taking the blanket with her, pats the bed for him to join her.

LYDIA (CONT'D)

C'mon--

Spence stands, naked, except for his roller blades, which he has clearly never taken off. He begins dressing.

SPENCE

Nah, gotta' go rehearse.

LYDIA

Now, Spence? It's after midnight.

SPENCE

Down time's the cheapest.

LYDIA

Y'know I think you guys are good--you're the real thing.

Spence leans in to politely kiss her goodbye. Lydia tries to move him into bed, but he pulls away. He turns to go.

LYDIA (CONT'D)

See you Monday. There's lots to do so don't be late.

SPENCE

(skating out; without turning)

Sure. Whatever.

He's gone. Lydia turns, very alone in her large loft.

CLOSE ON -- A BIG PHOTO OF GUY MANN IN "THE PAGES," VTV'S INTERNAL NEWSPAPER.

Under the headline: Mann to Man New Maxim Channel for Men. Headline on the opposite page: Gator Pilots Red Hot Joust Show. Below that, "Network's High on Cool New X-treme Gamer."

PULL OUT TO REVEAL -- LYDIA IN A METRO-NORTH CAR - DAY

She throws down "The Pages" as the train pulls into the station. Lydia, dressed way too trendily with a skirt that's way too short for White Plains, grabs her Zabar's goody bag, purposely leaves the paper behind.

INT. WHITE PLAINS STATION - SAME

Walking to the platform stairs, gridlock ensues as a COUPLE with BABY in Baby Bjorn tries desperately to find their infant's dropped sock. Lydia's impatient to get by until she locks eyes with BABY, momentarily stopped until

HONK!

from a handsome grey-haired man in a Toyota: Her dad, JACK SLOTNICK. Lydia waves, then to Couple with impatient fake smile:

LYDIA

Excuse me!

Lydia goes to the car. As she slides in:

LYDIA (CONT'D)

What happened to the Lincoln, Dad?

JACK

It's in the shop.

(quickly)

You didn't forget the sable, didja'?

She holds up the Zabar's bag.

INT. SLOTNICK HOME - MORNING

Well-heeled, polished; even the paintings match the wall. At the glass dining table, sable is passed from Jack; to his aerobicized, tan-from-a-can wife, 48 year old PAM; to Lydia; to her chubby stepsister, LAURIE, whose nervousness makes her eyes bulge wide like Marty Feldman; and, finally, to her zhlubbly hubby, ARNIE.

PAM

So, Lydia, is there...anyone...you know, special?

LYDIA

Yeah, there's my cat, MacCavitty. Pass the tomatoes, please?

PAM

Anyway, so, Lydia we actually have two things to celebrate today! Apart from our tenth anniversary--

(smile to Jack; applause)

I'm glad to say Laurie and Arnie will finally open their doll museum this June!

Tepid applause.

ARNIE

We were hoping, Laurie and I,--

Laurie's eyeballs bulge.

ARNIE (CONT'D)

--that maybe, with your pull at VTV, you might want to cover it -- what with Marie Osmond cutting the ribbon and all...

Laurie's eyeballs bulge. Lydia is speechless.

PAM

Ya know, Lydia, we were so hoping for something to celebrate for you, too. What's happening with this promotion already?

LYDIA

Well, it's a big corporation and these things move kinda' slowly...

JACK

Big? It's just a little shit cable station with a what, a two share on a good day?--

LYDIA

The whole world watches VTV, Dad! We change culture!

JACK

--When I was in network if you got less than a thirty you didn't know whether you had a job in the morning. Pammy, give me more nova.

Pam grabs a slice from Laurie's plate, major eye bulging.

JACK (CONT'D)

If you want to play with the big boys you gotta dress the part, too. You can't go in there with a skirt halfway up your ass giving 'em the old dutch wink like your Shari Stone.

Lydia's annoyed, but this is clearly what she's used to.

INT. LIBRARY - A SHORT WHILE LATER

CLOSE ON an EMMY AWARD sitting on an antique desk. Its name plate reads: Outstanding Investigative Journalism, The Ku Klux Klan: Unhooded, Jack Slotnick, Producer.

WIDER ANGLE REVEALS rows of books. Dickens and Proust by the untouched yard. On a mantelpiece, are photos of young Lydia with her now deceased MOM and, most prominently, a photo of 15 year old Lydia (as we met her) hugging Dad tightly.

Jack and Lydia on the couch in front of it. She picks up the picture of Mom.

JACK

I know, baby.

LYDIA

You still miss her?

JACK

Sure, but Pammy's great. You know?

She puts the picture back on the mahogany desk.

LYDIA

(changing the subject)

I love this desk.

Jack pours himself another mimosa. A silent beat or two.

LYDIA (CONT'D)

Dad, do you ever regret the big fight with the guys upstairs? I mean do you ever wish you gave in rather than taking early retirement?

JACK

(forced bravado)

No. Never! Schmucks, all of them. My integrity meant more than that.

(picking up the Emmy and waving it )

Face it, if you don't have your integrity, you have nothing. Less than nothing.

(immediately switching gears)

Bubulah, while we're in here I wondered if I could ask you something. I didn't want Pammy to hear, 'cos you know...

LYDIA

Oh, of course. Here.

She hands him an envelope.

JACK

Thanks. Thing is, I'm gonna' need a little extra this month. What with the car in the shop and everything.

(sotto voce; obviously lying; finishing his drink)

I hit a deer. I need like another five.

Lydia reaches for her purse and takes out a check book. She's done this a few too many times.

JACK (CONT'D)

Thanks, Bubulah. I'll pay you back. You know I will.

INT. LYDIA'S TRIBECA LOFT BUILIDING - JUST AFTER SUNRISE

Boomtown Rats's "I Don't Like Mondays" briefly PLAYS under:

Title reads: Monday, 6:43 AM

INT. LYDIA'S LOFT - SAME

Her alarm clock buzzes and:

QUICK SHOTS of Lydia

--rolling out yoga mat

--doing downward dog

--rolling up yoga mat

--in shower

--Lashing on pricey exfoliant

--rubbing in several different age defying moisturizers

--plucking chin hairs

--applying foundation and makeup

--grabbing Preparation H suppository and rubbing it under her eyes (reduces swelling)

--Checking panties, tampax in mouth. Nothing. Puts tampax away.

INT. VTV - CONFERENCE ROOM.

Dark. Blinds down.

ON CONFERENCE TABLE where a heap of Variety Pack cereal boxes are piled at the center.

A VOICE (O.S.)

One, two, three -- GO!

Hands grabs the boxes like they're the last food on earth.

BACK TO REVEAL Guy, Gator, Boyd, Spence, Aleatra, among others, munching their cereal while watching a plasma widescreen. They are looking at a pilot for Gator's new series THE JOUST.

ON SCREEN Two trucks race toward each other at massive speed, two jousters surfing from top of the rig,jousting poles outstretched.

The group cheer a near-miss. They're loving the show.

INT. MAIN FLOOR AT VTV

Lydia races down the hall amidst greetings of, "Hey, it's Monday," and "Monday, Monday..." She bounds past intern Trudy into her office. Trudy follows, shuts the door behind her. Lydia looks at her, wondering what's up.

TRUDY

Did ya' hear? Did ya' hear?

LYDIA

No! What up?

TRUDY

Pete got the ax. This morning. His office was already packed when he got in at 8 AM.

LYDIA

Holy shit! Where's Guy? And where's Spence? Why isn't he here yet?

TRUDY

Don't you know? The Joust screening. Back conference room--

Lydia starts running out--

TRUDY (CONT'D)

I thought that's where you were!

HALLWAYS - VARIOUS ANGLES

Lydia barrels down, ignoring all in her path. She stops short when she reaches the glass wall and peers into--

THE CONFERENCE ROOM

where The Joust has just wrapped. Hearty congratulations to Gator all around as the group disperses. Boys stay behind to clean up. Aleatra waves to Lydia as she exits, as does Spence, who winks at her.

Lydia stands, waiting as Guy and Gator saunter out.

GUY MANN

(to Gator; shaking his hand)

We'll take the repeats straight to the Maxim channel! We're in business!

GATOR

Awesome, Guy. Fuckin' A.

Gator slides off. Guy stops when he sees Lydia.

GUY MANN

Just who I need to speak to.

LYDIA

Guy, if it's about the Carly Simon piece, you were totally right. I'm going to change it right away--

GUY MANN

Yeah, yeah, I know, but there's something else--

LYDIA

But you said you needed the cut by today.

GUY MANN

Lydia, listen. We're getting rid of your position.

LYDIA

(shellshocked)

When?

GUY

Soon. Real soon.

LYDIA

What? But Guy; I mean, if there's anything I can do--

GUY MANN

No. It's done. The job is gone. As of next week it doesn't exist.

Lydia is stunned.

LYDIA

Guy, please, let me just--

GUY MANN

Lydia, keep quiet and listen for once. Here's the deal. Gator's new show is off the hook! I mean, it totally rocked the house. That's the type of shit I've got to see coming from the New President.

Lydia nods. She's stuck.

GUY MANN (CONT'D)

I haven't given it to Gator...not yet. You have a lot of experience which is important.

LYDIA

I've been here over ten years--

GUY MANN

But he's got the edge. Tons of edge. And you don't anymore.

LYDIA

Guy, I'll do anything!--

GUY MANN

I'm giving you one last chance and this is it: As you know, I can't take Boyd to Maxim with me.

Lydia glances into the conference room as Boyd stomps onto a pint sized milk carton. Bang!

GUY MANN (CONT'D)

He's a fuck up, but he's my brother and I want to make sure he's on the right track here. He needs a great credit. Now, he has an idea, a good one, for his own special segment for Back From the Dead. And you're gonna make sure it's great. No! You're gonna make sure it's brilliant.

Another Bang!

LYDIA

Who is it?

GUY MANN

Classic old Irish Rocker. Graham McGuinness.

LYDIA

Oh my God...I met him once. Years ago.

GUY MANN

Anyway, made that one great record, remember? Deadly Urge use a sample from it on their new hit.

LYDIA

"You Make Me Want To Fly."

GUY MANN

That's it. Boyd's totally into Deadly Urge. So check this out. He found McGuinness's manager on the internet. Seems he's getting ready to make some kind of comeback.

LYDIA

(a little skeptical)

Graham is? But he hasn't been heard from in twenty years.

GUY MANN

Well, Boyd's got it from the horse's mouth. It's all set up. Go home right now and pack 'cos you're on the 7.45 to London out of JFK.

LYDIA

But Friday I have the Aretha and Alicia Keys duet for my series!

GUY MANN

Whatever. You'll be back in time. You've been budgeted for three days and not a penny more. But this has to be the shit. Nothing but edge, right? 'Cos if it doesn't it's sayonara. I mean it. Nothing personal Lydia, it's just the way it is.

LYDIA

(resigned)

OK Guy. Thanks.

GUY MANN

Cool. Have a good trip.

He walks away, then turns round.

GUY MANN (CONT'D)

Oh, almost forgot. Listen, do not, under any circumstances, let Boyd drink. Not good. Gottagobye!

He walks away.

Lydia looks into the conference room. Boyd lets loose a different pop- there was still milk in the carton. It explodes all over him. Lydia groans.

INT. AIRPLANE - NIGHT

Boyd and Lydia in their seats. Lydia has her Blackberry out. He has a REALLY noisy video game. The FLIGHT ATTENDANT approaches with a trolley laden with booze. Boyd's eyes light up.

LYDIA

Two cokes please - diet for me. Thanks.

She's handed the cokes. Boyd tries to balance his drink, but it almost spills on her Blackberry. Lydia grabs it just in time.

LYDIA (CONT'D)

I'm assuming we'll meet the loathsome Tommy Michaels at the hotel in the afternoon so we can set up the shoot for Wednesday, either morning or afternoon. Either way, I have to make time for lunch with my friend, Tara. She'll freak when she hears we're doing a piece on Graham. Anyway, as soon as we check into the hotel you confirm the crew with VTV London. Book a studio for post on Thursday morning and the edit for the rest of the day and all night if we need it. God forbid. We're taking the 10 AM out of Heathrow on Friday and that'll be that. Nice and clean, in the can.

Lydia looks at Boyd awaiting a response. A long pause.

BOYD

Tommy Michaels? Who's Tommy Michaels?

LYDIA

Tommy Michaels! Graham's manager!

BOYD

Ah, manager. You must mean Morris Samuels.

LYDIA

Who's Morris Samuels?

BOYD

Graham's manager. Are you keeping up?

LYDIA

Graham and Tommy, they were like this gruesome twosome. Inseparable. How long's Graham been with this Morris guy?

BOYD

I dunno.

INT. HEATHROW AIRPORT - BAGGAGE CAROUSEL

Lydia pulls her second piece of impossibly hip matching luggage onto her trolley.

LYDIA

(more emphatic)

After that disastrous second album Graham refused to record for the last 25 years. Why has he suddenly made this new demo?

BOYD

I dunno.

Boyd grabs his luggage off the carousel: A large duffel kept closed by a couple of chip clips and duct tape.

INT. BLACK CAB - LONDON - MORNING

Lydia and Boyd in the back. She's exasperated.

LYDIA

Getting back with his old band! Boyd, all of the Instigators are dead. One overdose, one car crash, and two suicides. How's that possible?

BOYD

I dunno.

INT. HILTON - PARK LANE - LOBBY - MORNING

Lydia and Boyd walk away from the front desk, having just checked in.

LYDIA

What room are you in?

BOYD

I dunno. I dunno! I dunno!

Lydia reaches over, grabs for his key card. He fights her to hold on to it.

LYDIA

What do you mean you don't know, you dumb ass--

BOYD

214! 214! I'm in Room 214. You're making me nuts with all your questions! Everything's cool. Morris'll be here at 6 to meet us. Now get off my back!

LYDIA

Okay, Okay. I'm sorry.

They get on the elevator. The doors close.

HALLWAY - HOTEL

Lydia and Boyd walk to their rooms.

LYDIA

I've been producing projects for years, Boyd, so listen to me: If you're ever going to get this story, there are three things you've got to do:

Boyd rolls his eyes, sighs.

LYDIA (CONT'D)

First, know your subject -- their background, what makes them who they are. Next, you've got to know what they did that makes us give a shit; this is why we are talking to them. And last, and most important, you've got to do whatever it takes to get that story. You need tenacity. Whatever happens, you don't give up until you've got it. Do you get that, Boyd?

BOYD

Yeah, sure, got it. Are we done now?

They reach their side by side double doors.

LYDIA

Sure. Let's get some sleep.

Meet you in the lobby at 5:30.

They open their doors simultaneously. Lydia gives Boyd one last look as they both go into their rooms. They shut their doors.

A moment later, Lydia sticks her head out, relieved to see Boyd's door is still closed. She waits, then yawns, closes her door behind her.

HOLD ON DOORS. The Rolling Stones' "Ruby Tuesday" PLAYS briefly under

TITLE: Tuesday, 11:14 AM.

MUSIC ENDS. A few seconds later, Boyd comes out of his room, quietly shuts his door, and scampers OUT OF FRAME.

INT. LYDIA'S ROOM - AFTERNOON.

Her travel clock BUZZES. 5 PM.

QUICK SHOTS of Lydia

--rolling out yoga mat

--doing downward dog

--rolling up yoga mat

--in shower

--Lashing on pricey exfoliant

--rubbing in several different age defying moisturizers

--plucking chin hairs

--applying foundation and makeup

--grabbing Preparation H suppository and rubbing it under her eyes (reduces swelling)

--Checking panties, tampax in mouth.

ON HER BED

looks at diary and counts days. Hmmm...

INT. HOTEL LOBBY - DAY

Lydia waits for Boyd. No Boyd. She goes to the front desk and calls his room on the courtesy phone. No answer.

LATER

Still no Boyd. The clock over the front desk says 6.10. A BELLHOP comes over and tells her something, pointing outside. She gets up.

INT. LIMO - DAY

Lydia gets in. There's a GUY in the back. The car immediately pulls off.

LYDIA

I'm Lydia Slotnick, the executive producer. I'm so sorry that Boyd's not here...

(noticing the guy next to her is wearing a TURBAN)

Morris? Morris Samuels?

PAN TO FRONT OF CAR

The glass slides down. MORRIS, 29, fat with thinning hair, is at the wheel. He swings his hand round to shake hers.

MORRIS

No love, I'm Morris! Pleased to meet you. Where's Boyd?

LYDIA

I...I don't know..I wish I knew.

MORRIS

Well, we'll start with out him then shall we? Just got to drop this gentleman off in Hammersmith. It's on the way. Flight OK, was it?

LYDIA

Boyd told me you were Graham McGuinness's manager. What's going on?

MORRIS

I am his manager. This is just my day job. Don't worry, this is my last fare.

The radio CRACKLES to life.

DISPATCHER (O.S.)

Car 22, d'you copy? Morris? Morris d'you copy? Got a pick up in Chiswick wants to go to the airport--

Morris slams the radio off. Lydia sits back and looks out the window like "I don't fucking believe this."

LATER - SAME

They pull over and the Sikh gets out. Car pulls off again.

LYDIA

Morris, what the fuck is going on?

MORRIS

What do you mean? We're going to meet Graham McGuinness.

LYDIA

Yeah? Lemme tell you something. You'd better not be fucking with me. 'Cos you won't be dealing with me. And it won't be VTV. You'll be dealing with Viacom. Do you know who Viacom is? They own everything. I bet they own this car.

MORRIS

No, this is bought and paid for.

LYDIA

Well if you're lying they're going to own it, and then they'll take your house and everything in it and then they'll throw your ass in jail. Have I made myself clear?

MORRIS

Very litigious society innit, America. Now look. Keep your hair on. It's all sorted. We're going to meet Mr. McGuinness in his local. Nice and intimate. You two can have a chat, get to know each other and we'll get straight on with the business. Sweet. Why don't you get a drink out the fridge?

She opens the fridge.

POV LYDIA. There's a half eaten kebab and a can of lager. She kicks the door shut.

INT/EXT. LIMO - RICHMOND ROAD - EVENING

The river, the mansions, the quiet.

MORRIS

Welcome to Richmond. Looks a bit quiet but there's some raucous rockers live 'round here, I'll tell yer. Mick Jagger's got a big gaff over that way. Ronnie Wood next door. Marvelous.

The car pulls up outside a PUB called MAD DOGS AND ENGLISHMEN.

INT. MAD DOGS AND ENGLISHMEN - EVENING

Quiet local boozer. A few regulars propping up the bar. Rows of signed 8X10's of mid to big male Brit rockers (David Essex, Ray Davies, Judas Priest, etc.) line the walls.

GLYNIS STUBBENS, 45, tarty with tits is an ex-groupie and now the Publican. She's drying glasses. Morris and Lydia enter. Heads turn and look at Lydia- she's got her usual too trendy clothes.

MORRIS

(lots of pomp)

Evening all. Glynis.

No response from the regulars.

GLYNIS

Hallo Morris. What, no Bingo with Mum tonight?

MORRIS

Lydia I'd like you to meet Glynis; she's also known Graham for a very long time. Glynis, this is Lydia Slotnick, executive producer from VTV in New York.

GLYNIS

VTV? In New York? Oh, I love New York. I mean how can you not! Oh I am sorry, can I get you a drink? On the house.

LYDIA

Uh, sure. I'll take a club soda.

MORRIS

Pint of bitter when you're ready, Glynis.

GLYNIS

(ignoring Morris; to Lydia)

Ice?

LYDIA

Sure.

Glynis puts one lump in a glass.

GLYNNIS

So how are you enjoying your trip so far?

(looking her up and down)

I should imagine it's a bit slow for you.

MORRIS

Has Graham been in tonight Glynis?

GLYNIS

(still ignoring him)

Must be very exciting working at VTV. So what brings you all the way out here then?

LYDIA

Well, as part of our series on rock stars of yesteryear we wanted to include a segment on Graham, because he was, you know, one of the greats. And now that Morris is, uh, managing him--

MORRIS

You expecting him soon then?

LYDIA

And there's the new album almost finished, so we wanted to get in on the ground, sort of thing.

GLYNIS

(veiled fury)

I do like your shoes! Aren't they delicate!

LYDIA

Thank you...

GLYNIS

Morris, could you just give me a hand with something in the back a minute, please? Would you excuse us, love?

Morris winks at Lydia, like, don't worry. WE FOLLOW them as they disappear behind the bar.

BACK OF BAR - CONTINUOUS

GLYNIS (CONT'D)

I've just got to pop this keg onto the--

(closing the door)

Listen you stupid little shit-cunt! I don't know what you think you're up to but you can knock it on the head right now--

MORRIS

No, you don't understand! He asked me to do this!

GLYNIS

Do what?

MORRIS

Set 'im up. Represent 'im. Look, I was doing the monthly pick up from Waterloo about three weeks back...

FLASHBACK

INT. WATERLOO STATION - NIGHT

Smart-looking French and British passengers scurry out from customs, having just gotten in from Paris.

MORRIS (V.O.)

And he comes rushing out of the station--

Graham, clearly smashed, is tossed out, feet dragging, by TWO STATIONMASTERS. Graham hits the floor at Morris's feet.

MORRIS (CONT'D)

--after another dodgy family visit with the ex-missus and the kid in Paree.

INT. MORRIS'S LIMO - SAME

Morris drives; Graham drinks a Guinness in the back. The Buggles' Video Killed The Radio Star is on the car radio.

MORRIS (V.O.)

On the ride home, Graham was most talkative--

GRAHAM

Turn off that goddamned shite! I fart better music than Trevor Fukin' Horn.

Morris quickly kills the radio.

MORRIS

You tell the truth, Mr. McGuinness. When are you going to make a go of it? Show them all, make some real music--

MORRIS (V.O.) (CONT'D)

He expressed a sincere interest about getting re-involved in the music industry.

GRAHAM

I never want to go back to all of that! The music business'll kill you. Never been about the music -- and it's worse today with those fuckin' video channels. Loads of fuckin' pretty boy tossers passing themselves off as musicians. Video Killed The Radio Star my bollocks. video killed pop music altogether.

MORRIS

That's the point! There's nobody can write a good tune! That's why they steal from the old greats like you. Listen to this...

He puts a cd in the player. We HEAR the SAMPLE from the band Deadly Urge.

GRAHAM

Fuckin' cunts.

MORRIS

You need to call Virgin and tell 'em you want to do some demos. I bet they'd give you twenty grand just for that.

GRAHAM

(waning focus)

You call them Morris. Get me the twenty grand. Tell you what: I'll give you twenty percent!

MORRIS (V.O)

He was practically begging me to try and get him a new record deal.

He starts laughing drunkenly, then lurches for the window to puke, but misses.

MORRIS (CONT'D)

OH NO!! Not in the cab--

(as Graham pukes his guts out)

Fuckin' 'ell...

END FLASHBACK

INT. PUB BACK ROOM (BACK TO SCENE)

Morris has finished his story. Glynis just stares at him.

GLYNIS

In your fuckin' dreams. Whatever you reckon he told you, I know Graham and we're like this. Peas in a pod. I care about him. Even if he sometimes forgets, I know it's the limelight that almost killed him. The last thing he needs is that bloody yank with her skirt halfway up her fanny running around after 'im pokin' a camera up his arse.

(opening door to main room; shoving Morris)

Now fuck off!

Glynis stomps behind Morris as WE FOLLOW THEM BACK TO:

BAR - MAIN ROOM - CONTINUOUS

Morris takes the drink out of Lydia's hand.

MORRIS

Come on.

LYDIA

What?

MORRIS

Come on. We're going.

He steers her towards the door.

GLYNIS

Oh, you going then? Nice to meet you. I do hope you enjoy the rest of your trip...

LYDIA

(to Morris as they exit)

What's up? Where--

INT. MAD DOGS AND ENGLISHMEN - EVENING (CONTINUOUS)

Morris searches for his car keys.

LYDIA

--are we going?

Morris still can't find the keys. Then he sees them: They are locked in the car.

MORRIS

Bollocks. Fuckin' door!

He takes out a CREDIT CARD and a PIECE OF WIRE from his inside pocket and deftly jimmies the lock open. Lyida takes this in.

MORRIS (CONT'D)

Change of plan. We're going to meet him somewhere else.

He climbs in and they peel off with a roar.

INT/EXT. LIMO - STREET - CONTINUOUS

Driving along street outside pub.

LYDIA

Where are we going to meet him?

The car screeches to a halt fifty yards from the pub, parks on a double red (very illegal).

MORRIS

Here.

LYDIA

Here? What do you mean here? This is no place. This is a fucking street corner.

MORRIS

I shouldn't be divulging this to a member of the professional media, but this is very sensitive stuff; strictly inside info: Glynis back there asked me to keep a lid on this, but apparently last night there was a bit of an incident. Not a lot o' people know this, but our boy Graham's got a little problem with the old booze. Now since he's a regular Glynis has asked me, as his manager, to keep him out of there for a while; it's in his own best interest. Now, he should be along here in a few minutes.

A COP pulls up along side.

COP

Oi! Move it! Move it now!

MORRIS

Fuck me! This is all we need!

(to cop)

Alright, mate.

As the cop watches, Morris pulls off into the traffic.

INT./EXT. LIMO - RICHMOND STREETS - EVENING - CONTINUOUS

Driving through the Richmond evening traffic.

MORRIS

Bollocks, now we're stuck in the One Way. I'll have to go all the way round the back.

LYDIA

Just hurry, Morris!

MORRIS

Don't worry, we'll just drive round and pull up there again and catch him as he comes up the street.

LYDIA

You have two minutes! D'you hear me, two goddamned minutes--

Clearly discombobulated, Morris steps on the gas and pin turns into--

INT./EXT. LIMO - NEXT SIDE STREET - CONTINUOUS

Where there just happens to be an ICE CREAM TRUCK with a bunch of KIDS larking around on their bikes. In his haste and worry, he almost hits one of the kids, who falls off his bike, dropping ice cream everywhere.

Lydia starts banging the back of Morris's seat in frustration.

LYDIA

You idiot!

General commotion surrounds the biking boy.

The KID'S DAD, the size of a refrigerator and twice as cold, bursts out of the house, over to the car and starts banging on the window by Morris's face.

KID'S DAD

Out the fucking car! NOW!

Morris freezes, unsure what to do. The kids come over and, along with the Dad, start shaking the front of the limo.

Lydia quickly gets out of the car.

LYDIA

I don't know him! I just took his cab!

The Dad almost smiles when he sees Lydia's legs. Lydia uses this momentary break to CLACK OFF. The Dad and gang return to their harassment.

ANOTHER STREET

Lydia, losing her breath, looks around, realizes she's lost.

LYDIA (CONT'D)

Where the fuck am I?

She grabs her cell phone from her bag. As she looks around, she pounds in Boyd's phone number. His outgoing message is the Deadly Urge tune that samples "You Make Me Want to Fly" followed by:

BOYD'S VOICE (O.S.)

Yo, bitches, you know what to do!

LYDIA

Boyd, you fuckin' asshole. You better call me as soon as you get this!

INT. RICHMOND HIGH STREET - SAME

Crowded, bustling. Night's falling. Lydia's shoes are killing her and it's starting to get cold.

Seeing a black cab, she races out to hail it, then sees it's full as it ZOOMS past her. She steps to return to the sidewalk -- into a lane of cars coming in the opposite direction. The car HONKS wildly and Lydia runs to the sidewalk, the car just missing her--

DRIVER

Stupid cow!

--and sending her flying over the curb. A MAN comes over to try and help her, but she waves him away.

LYDIA

I'm fine. I'm fine.

MAN

You sure now, dear?

LYDIA

Could you just point me toward the subway?

MAN

Tube's that way.

LYDIA

Is it far?

MAN

Not really. 'Bout 3/4 of a mile, I'd say.

Lydia regains her stance, then suddenly realizes she wobbles. One of her heels has broken right off. Lydia seethes and she continues down the road on an angle.

FURTHER DOWN THE ROAD

Exhausted, colder, Lydia, unable to manage the "one up, one down" stance on her shoes, looks down, sees the heel of the broken shoe has now snapped in half.

Frustrated, she just pulls both shoes off, looks for a garbage pail. There are none.

LYDIA

(yelling out)

Where do you Brits throw your garbage?!

Lydia looks up, and sees: The tube station sign. Victory.

INT. TUBE TRAIN

Lydia, standing in the center of the car, trying to make sense of the tube map. PASSENGERS are staring at her.

WE PAN DOWN to see what so intrigues them: Her bare feet.

INT. VARIOUS TUBE STATIONS

Trains come BARRELING into the STATION right and left, the ubiquitous VOICE reminding passengers jumping off the train to "Mind the Gap" heard throughout, over and over as--

Lydia changes trains from SCREEN LEFT to RIGHT across the tracks. The pre-recorded STATION ANNOUNCEMENTS blend into each other as she then--

TRAIN VOICE (O.S.)

This is Earl's Court. Change here for the District Line, all stations to Edgware Road--

--changes trains from SCREEN RIGHT to LEFT.

TRAIN VOICE (CONT'D)

The next stop is Notting Hill Gate--

--Lydia, in her bare feet, goes down an escalator--

--through a labyrinthine tunnel where a BUSKER proudly strums Tracy Chapman's "Talkin' 'Bout a Revolution." Passersby look at her feet, turn their noses away.

--down an escalator.

--Onto another train.

TRAIN VOICE (CONT'D)

This station is Marble Arch.

--As Lydia, exhausted, walks through the exit turnstile and station, out onto--

INT. PARK LANE - NIGHT

--THE STREET TO FIND IT'S pissing rain. Lydia grits her teeth, and walks toward her hotel, well into the distance.

INT. HOTEL LOBBY - NIGHT

As everyone stares, Lydia, leaving a trail of mud from her wet, dirt-covered feet, walks up to the desk clerk.

LYDIA

Any messages for me? 216.

The Concierge checks, shakes his head, "No."

Eyes stay on her as she walks to the elevator--

INT. SECOND FLOOR - HOTEL

--and out of the elevator to Boyd's door. She KNOCKS.

LYDIA

Boyd! Boyd, are you in there? Boyd!

Giving up, Lydia opens her door--

INT. LYDIA'S ROOM

--and trots across the floor and falls onto her bed. She heaves a long sigh, then turns on her side. Her clock reads 10:04 PM. She then sees the blinking light on her phone, indicating a message.

With trepidation, she picks it up.

PHONE COMPUTER VOICE (O.S.)

You have two messages.

GUY'S VOICE ON MESSAGE (O.S.)

Hey Lydia. Just checking in to see how it's going? I haven't heard from you so I'm assuming all's A O fucking K.

He hangs up. Next message.

WOMAN'S VOICE (O.S.)

This is a message for Lydia Slotnick. This is WPC Jennings at Bow Street Police Station. We have a Boyd Mann in custody here, says he's a colleague of yours.

INT. BOW STREET POLICE STATION - NIGHT

Lydia, in something sensible for once, stands in front of the burly DESK SERGEANT, a steaming mug of tea in front of him.

SERGEANT

It seems your friend caused quite a disturbance in the Slug and Lettuce pub. He's being charged with being drunk and disorderly, indecent exposure, breach of the peace, and resisting arrest. Because he's a foreign national, I'm afraid it's board and lodging courtesy of her Majesty this evening. He's appearing at 2:00 tomorrow afternoon at Bow Street's magistrates court.

LYDIA

Is there any chance I can see him now?

SERGEANT

No, I'm sorry, you can't.

LYDIA

Please, sir, just two minutes.

The Sergeant shakes his head. She looks down at his Evening Standard, sees it's open to Robbie Williams's big shit-eating grin posing over a story about his upcoming Wembley concert.

LYDIA (CONT'D)

Robbie Williams is great, isn't he?

SERGEANT

I call it a dreadful noise. But my grandchildren like him.

LYDIA

Well, what kind of music do you like?

SERGEANT

I don't. Prefer the telly.

LYDIA

OK. You know, I work at VTV. I could score a pair of tickets to Robbie Williams' show at Wembley. For the grandkids. From their cool grandpa.

SERGEANT

You trying to bribe an officer?

LYDIA

(smiling innocently)

Yes.

SERGEANT

Two minutes.

INT. CELL - BOW STREET STATION

A humiliated Boyd sits on the bench, covered in puke and dried blood. A great jangling of keys and turning of locks and the door opens. In comes Lydia. The sergeant waits outside and leaves the door slightly ajar.

BOYD

Oh, you got here; thanks Lydia! look, I'm real sorry. I only went out for a quick beer and one thing kinda led to--

LYDIA

Boyd, you fucking asshole! You have no idea what I went through tonight! You give me one good reason why I shouldn't just leave you here to rot!

BOYD

(fumbling)

Uh...my brother's your boss?

That IS the right answer and she knows it. OK, onward.

LYDIA

OK, then. What we got is practically nothing. That guy Morris is worse than useless. If we're going to get this piece we're going to have to start from scratch.

Boyd nods.

LYDIA (CONT'D)

Now look, when I get you out of here tomorrow, you're going to have to help me. We've got to work together.

Boyd nods.

LYDIA (CONT'D)

And if you take one sip of anything alcoholic, I swear I'm leaving you on your own.

BOYD

OK. I get it.

LYDIA

Good.

(standing)

Jesus, it stinks of piss in here.

BOYD

(looking down at his pants; embarrassed)

Oh, yeah. Uh that would be me...Could you, like, bring my other pants tomorrow?

Lydia nods, then when she's turned from him, quietly smirks.

INT. LYDIA'S HOTEL ROOM - MONTAGE

Lydia furiously banging keys into her laptop, working the Internet, taking notes on notepaper, surrounded by other paraphernalia. She's turned her bed into her office.

INTERCUT LYDIA taking copious notes and her mini printer printing with:

IMAGES OFF OF COMPUTER SCREEN

--Cover story in 1974 The Observer. Photo of 22 year old Graham McGuinness, "Hits it Big with 'You Make Me Want to Fly." Underneath: "I wrote it in 5 minutes, pissed out of my brain," claims Irish rocker.

--1974 Irish Times: Graham McGuinness and the Instigators self-titled debut goes Brit # 1.

--Rolling Stone, 1974. Graham and his Band under headline: "Irish Lads Make U.S. Want to Buy."

--NME, 1977: Sex Pistols on cover, but corner on Graham: "Instigators Break from Graham McGuinness."

--Billboard magazine, 1977: McGuinness' Bloated Sophomore Effort, Mind the Gap: Retailers, "We Mind."

--Melody Maker, 1977: Triple Concept Album, No Modern Day Ulysses.

--Music Week: Mind the Gap Sales Stinker.

--Series of Tabloid Covers:

Drunken McGuinness Causes Fracas on BBC2; Banned from Station;

American Critic Suing McGuinness Over Brit TV Smash Up;

French Model Divorces Has-Been McGuinness; Takes Baby Etienne Back to France.

--Web Page: Sophie Diderot.com. Scroll down her career time line to 1979: "Divorces McGuinness. Marries Le Metro Film Director Hugo Vidal on Yacht at 1979 Cannes Film Festival.

--URL: Tommy Michaels/Graham Mcguinness/settlement/US library/congress/cgi/bin.... Former manager Tommy Michaels settles for undisclosed damages against former client Graham McGuinness. Barry Critchlow, Mr. McGuinness's solicitor..."

END MONTAGE

CU on A PAGE printing out of her mini printer. She circles the names TOMMY MICHAELS and BARRY CRITCHLOW.

INT. ULTRA SOUND REHEARSAL STUDIO - NEW YORK

Spence breaks from jamming with his friends. Beer. Smokes. College age girl groupies. Very noisy. He answers his ringing cell.

SPENCE

Hello...Hey, how you doin'? You gotta' speak up! It's loud...

INT. LYDIA'S HOTEL ROOM - SAME

Pacing on her cell phone.

LYDIA

I need you to do something for me. This is really important. I tried the switch in New York, but they're already closed so can you call VTV LA and get me all the contact info you can on a guy called Tommy Michaels...

INT. ULTRA SOUND REHEARSAL STUDIO - SAME

Spence can hardly hear.

SPENCE

What? Now?..OK, OK, yeah, sure.

INT. LYDIA'S HOTEL ROOM - SAME

LYDIA

Thanks, Spence....hey, I miss you.

INT. ULTRA SOUND REHARSAL STUDIO - SAME

SPENCE

(A PIERCED GIRL hanging on him)

Yeah, yeah. Me, too. OK, I'll call you.

He flips phone shut.

INT./INT. SUNSET BOULEVARD- CAR - DAY

Tommy Michaels, California 58 (very tan, very fit, botox brow), driving his convertible Triumph -- top down, natch -- through LA's evening rush hour, answers his phone.

TOMMY MICHAELS

Speak to me!

INT. LYDIA'S HOTEL ROOM

Lydia takes a breath, steels herself. It's been nearly 20 years.

LYDIA

Tommy Michaels?

INT. SUNSET BOULEVARD - DAY - MOVING

Tommy turns his car into a recording studio parking lot.

TOMMY

(making his way into studio)

I haven't spoken to Graham in years!...Critchlow? Barry Critchlow? That ponce calls me every month looking for money. He's a fucking lawyer in Lambeth--

INT. LYDIA'S HOTEL ROOM - BACK TO LYDIA

As Tommy babbles, Lydia types "Barry Critchlow" and "Lambeth" into a phone directory website. His number and address immediately come up.

INT. REHEARSAL STUDIO - CONTINUOUS (BACK TO TOMMY)

TOMMY

--What you want to talk to him for?...Talk to me! I'll tell you about The Instigators. I've got a few choice stories you might be interested in. Graham was quite a lad, yeah...

INT. REHEARSAL STUDIO - HALLWAY - CONTINUOUS

TOMMY

Tell you what. I'm coming to New York in a couple of days with my new band...yeah, very talented young people...Jump. Yeah, J-U-M-P, Jump. Starting a new album. I s'pose you could drop by the studio and maybe we could do the interview there...Alright, sweet. Friday...yeah.

He hangs up as he walks into--

INT. SOUNDSTAGE - CONTINUOUS

where TWO BOYS and TWO GIRLS in matching jumpsuits dance, under the supervision of a CHOREOGRAPHER, to a crap hip-hop version of The Pointer Sisters "Jump (For My Love)."

TOMMY

Oi! You lot! New York on Friday! VT fucking V innit!

The kids still can't get the routine right. The exasperated choreographer looks at Tommy as if to say, "This will never work."

TOMMY (CONT'D)

Fuckin' 'ell! What's the matter with you? Just jump! Go on, jump you cunts!

They all try to jump in sync. A shambles.

INT. LYDIA'S HOTEL ROOM - MORNING

The Gap Band's funky "Wednesday Lover" PLAYS briefly under

TITLE: Wednesday, 9:45 AM. MUSIC ENDS.

TRAVEL ALARM BUZZES in LOUDLY. Lydia is on her back amongst all her papers, dead asleep. Next to her is her Blackberry: Highlighted at noon: "Lunch with Tara. Her place. Knightsbridge."

QUICK SHOTS of Lydia

--rolling out yoga mat

--doing downward dog

--rolling up yoga mat

--in shower

--Lashing on pricey exfoliant

--rubbing in several different age defying moisturizers

--plucking chin hairs

--applying foundation and makeup

--grabbing Preparation H suppository and rubbing it under her eyes (reduces swelling)

--Checking panties, tampax in mouth.

ON HER BED

looks at diary and counts days. A more concerned hmmm...

LYDIA'S HOTEL ROOM - WIDER ANGLE - AN HOUR LATER

Lydia, receiving a thorough pedicure from a PEDICURIST, as she listens on her cell.

BARRY CRITCHLOW'S VOICE (O.S.)

This is Barry Critchlow at the Lambeth Law Clinic. I will be in court all day today, Wednesday, until 4 o'clock PM. Please leave your message after the bleep.

LYDIA

Mr. Critchlow, this is Lydia Slotnick from VTV again. I'm just confirming that I will be at your office at 4 PM. Please, if you can be there. It's very important.

The Pedicurist looks up, apparently finished. Lydia looks down, then reaches for a shoe box marked Manolo Blahnik.

INT. HOTEL HALLWAY - ON LYDIA AND BOYD'S DOORS

Lydia is closing, then locking Boyd's door, a pair of jeans over her arm. As she walks away toward the elevator WE SEE she's got on her hottest outfit, funkiest purse, coolest stockings, and those Blahniks. She momentarily loses her balance, quickly recovers.

INT. TARA'S HOUSE - KNIGHTSBRIDGE - THURLOE SQUARE - DAY

Lydia clacks along. These houses are awesome; she is awed. She approaches a house, rings the sonorous bell.

The door is opened by BRIDGET, a tough Irish MAID. She looks Lydia up and down.

BRIDGET

Who are you?

LYDIA

(taken aback)

Lydia--

BRIDGET

Lydia who?

TARA (O.S.)

You can back down, Bridget. Lydia's my friend.

Bridget steps back and is immediately replaced by TARA, head to toe in Harvey Nichols, perfect in pearls and a hairdo.

TARA (CONT'D)

We have to be careful. I told you Alan's an MP, didn't I?

Lydia is surprised by Tara's extremely conservative look.

LYDIA

Wow, you look so...so grown up!

TARA

Of course I look grown up. I'm grown- up.

A motion or two to hug, first from Lydia, but then it's abandoned as Tara opens the door to motion Lydia into--

INT. TARA'S HOUSE - ENTRANCE WAY - SAME

Posh. Lots of cornices, mouldings, heavy furniture. Lydia's neck strains to take it all in.

LYDIA

My God, Tara, this place is like, like the fucking Louvre.

Tara is surprised to hear the cursing, covers by waving Lydia to start moving toward the kitchen. As they cross, Tara turns at the CLACK of Lydia's shoes. Lydia looks rock and roll garish against this baroque splendour.

Lydia notices the FAMILY PHOTOS on the grand Piano: Two gorgeous kids and a handsome Hubby. They walk on, through the doorway, into--

INT. KITCHEN - TWENTY MINUTES LATER

Half working-kitchen, half-conservatory. Exotic plants climb the glass walls. Double-sized stoves, fridges. Lydia and Tara eat a lobster salad lunch at a table by a window overlooking the garden.

Bridget clears a near empty dish, places it on the floor next to a dog bowl. A little MALTESE pooch trots over and dives in.

TARA

Graham McGuinness?! Oh my God. I haven't thought about him in years.

LYDIA

Yeah, can you believe it? I have this insane schedule; he's like this sensitive hermit; we're trying to film his comeback. His new manager is a total flake and I have to have it finished by tomorrow night to get back to the city on Friday for my series on Divas Then, Divas Now. I've got Aretha Freakin' Franklin to deal with at 9.30 AM. I mean cool, but harsh, you know?

TARA

Wow. You must really enjoy your job, huh?

LYDIA

Tara, it is so cool. I get paid great money doing what I love to do. I guess I'm really lucky.

TARA

Yeah, that's great. I mean I don't think I could have gone on chasing after rock stars and all that stuff, but you, I mean you've always loved all of that; you haven't changed a bit! And now you look beautiful!

LYDIA

(wow, that's cruel, but ok...we'll keep going)

Well, you guys must go out. This is swinging London; cool Britannia and all that good stuff.

TARA

Oh, who cares? I've outgrown all that. I stay home a lot. And I love it. I have my kids to look after; I have my husband; my wonderful house. I've never felt so...well, safe.

ALAN, Tara's handsome Tory MP husband, comes in the door and flaps his Financial Times onto the kitchen counter.

ALAN

Ah, the Friend! How are you, Friend? I'm Alan by the way. I'm going to Singapore by the way.

Tara gets up and gives him a hug and a kiss.

TARA

Bridget's done your bag, honey. It's upstairs.

(overly lovey dovey)

I hate it when you leave us all alone.

What about your constituents? No fair, don't go.

ALAN

The constituency needs foreign investment, darling. I'm off to kowtow before the Sultan of Rangoon or Kowloon or Half-Moon -- or whatever the hell they're calling it these days.

(kissing her, but a bit perfunctorily)

Bye. See you on the 14th. Bye, Friend.

He trots out, into the hall, but IN VIEW from the kitchen.

HALLWAY

TARA

(following, a bit worried)

Wait, I thought you were coming back on the seventh!

ALAN

Sorry. Change of plan. Not my fault.

TARA

Alan! But you promised! It's my birthday!

ALAN

(impatience)

Told you, not my fault! I'll call you when I get there.

He plants a kiss on her forehead, then leaves. She walks back into--

KITCHEN

Lydia looks down, pretending not to have heard. Tara, embarrassed, slinks back into her seat. WE HEAR Alan bounding down the stairs.

ALAN (CONT'D)

(bellowing)

Bye!

The front door SLAMS. Tara looks wounded.

Suddenly, Tara's TWO SCREAMING children (ALFIE, boy, 8; JOCASTA, girl, 7) come running in to Tara, Bridget scurrying after them.

JOCASTA

Mummy! Tarquin says I smell!

They start shoving one another. Tara angrily jumps up, separates them.

TARA

Alfie, leave Jocasta alone! Jocasta, don't tell tales!

Each child locks onto one of Tara's legs. Tara grabs their shoulders, pulls them off of her. They continue to fight. Tara angrily pulls them apart, her anger at Alan clearly getting the best of her.

TARA (CONT'D)

I have had it with the two of you! Stop it now or else! Do you hear me?

She's so angry that the KIDS stop, run over and grab onto Bridget. Even Bridget looks surprised.

TARA (CONT'D)

(politely)

Now is this the way to behave in front of a guest?

The Kids look over at Lydia, looking very ashamed.

JOCASTA AND ALFIE

No...

TARA

OK. Upstairs. Now.

Bridget takes them out. Tara turns, slips back into her chair. Lydia, who has been watching the kids go, suddenly makes eye contact with Tara.

After an uncomfortable pause, Tara bursts into tears.

TARA (CONT'D)

I'm so lost. This isn't what I thought it would be. I don't know who I am anymore. The whole marriage and kids thing...it's not all it's cracked up to be. Sometimes it's so...

(first time she's said this in years)

Fucking hard.

Lydia takes Tara's hand.

LYDIA

Listen. If I screw up this McGuinness gig I lose my job to a twenty five year old tattooed skateboard punk called Gator. And my love life--it's been a year of late night booty calls with my twenty two year old intern.

Tara pours them each another BIG glass of white wine.

TARA

Stay for this?

LYDIA

Sure. Then I have to be somewhere.

INT. BOW STREET MAGISTRATE'S COURT

Boyd, unshaven, but looking better than the previous night, clutching a clear plastic bag with his soiled jeans, "The Metropolitan Police" stamped on it, is in the dock. The MAGISTRATE pronounces sentence.

MAGISTRATE

You have disgraced not only yourself--

Brief CLOSE ON Boyd's soiled pants.

MAGISTRATE (CONT'D)

--but your country. And if it were not for the fact that you are returning to America within 48 hours, I should have pronounced a custodial sentence. However, because of the assurances and undertakings given by your colleague--

He looks over at an anxious Lydia in the gallery.

MAGISTRATE (CONT'D)

--you will bound over to keep the peace for an indefinite period, and I'm imposing a fine of 500 pounds. Do you have anything to say?

Boyd starts thinking hard. Lydia desperately motions to him to say nothing. He pipes up with:

BOYD

Do you take Discover?

INT. GRAHAM'S HOME - RICHMOND - DAY

Massive tudor-style with small gatehouse to the right. The one on the right is Graham's place.

INT. GRAHAM'S PLACE - SAME

Graham is at an electric keyboard, having come up with half a riff, struggling to finish it. A DRUM MACHINE PLAYS near him. Stuck, he's getting frustrated. Suddenly, a LOUD HIGH-PITCHED WHISTLE comes from the kitchen.

GLYNIS'S VOICE (O.S.)

Yoo-hoo! It's only me, dear.

Glynis comes in carrying a tray of tea and plateful of Digestive biscuits.

GLYNIS

It's about that time, isn't it?

GRAHAM

Jesus, Glynis, I was just starting to get somewhere with that one.

GLYNIS

(patting him on the shoulder)

Oh, sorry. Perhaps you should have a rest for a few minutes.

GRAHAM

I don't need a rest; I need to keep going-

GLYNIS

I think you need to relax.

(rubbing his shoulders)

Ooh! Look how tense you are! Got ourselves into a state again, have we? Never mind...

(reaching over his shoulders and undoing his pants)

We'll soon have you nice and relaxed. You let Auntie Glynis get rid of all that nasty stress.

Graham acquiesces just a little too easily, lets Glynnis give him a nice wank under the keyboard.

GLYNIS (CONT'D)

There now. Come on, there's a good chap. Let's have it all out, shall we? Come on. Very nice.

(as he comes)

Ooh! Lovely! Lovely. There's a good chap. Very good. Now that's better, isn't it? Much better.

She takes a pack of tissues from her pocket and cleans him up. As she does so, there's a knock at the window. It's Morris. Graham is surprised; Glynis is furious.

INT. LAMBETH STREET - DAY

A really dodgy neighborhood. Lydia and Boyd can't believe where they are. They stand in front of the Al-Rashid Pakistani Food and Wine Shop. They look up to the second floor, see a filthy window with the words, "LAMBETH LAW CLINIC, Barry Critchlow, Solicitor" in peeling decals. Well, at least this is the place. Lydia checks her watch, nervously. It's 4:15.

A moment later, chain-smoking 50 year old BARRY CRITCHLOW, nicotine-stained mustache, baldish except for his ponytail, ill-fitting brown suit, paisley relic of a tie, shuffles toward the building, an open greasy bag of chips and chicken and mushroom pie in his butt-free hand.

As he reaches Lydia and Boyd, he takes a chomp out of the pie. It's so hot, his mouth pops open sending some of the steaming juice dripping down his tie. Lydia looks at him: Oh God, could this be him?

BARRY

(trying to compose himself)

Greetings, you must be Miss Slitnock.

LYDIA

("Oh God, it is.")

Slotnick. I'm so glad to meet you.

He wipes his oily hand on the back of his pants, offers it to Lydia. She shakes it, trying not to touch the skin. Barry pulls out his keys.

BARRY

And you sir?

BOYD

Boyd Mann, VTV producer.

Barry's fingers, brown from cigarette tar, turn the key.

BARRY

So you want to talk to Graham McGuinness--

INT. GRAHAM'S HOME - RICHMOND - DAY - TWENTY MINUTES LATER

Graham and Morris sit by the fireplace as Glynis pours out tea, watching over them like a hawk.

MORRIS

I'm tellin' ya' this is the bollocks. I don't hang about. One word from you and I've got it sorted. Now what I reckon--

GLYNIS

(purposely interrupting)

Sugar, Morris?

MORRIS

Five, please.

GRAHAM

Don't tell me you went to see Virgin fuckin' Records.

MORRIS

No, no. Better than that.

GLYNIS

(holding plate up to Morris)

Biscuit?

Morris grabs half the packet in one deft scoop.

INT. BARRY'S OFFICE - A FEW MINUTES LATER

An absolute mess of papers and boxes. A thin path of blackened floor for Lydia and Boyd to slip to their seats. Between two of the cartons, a peek of the old, light colored linoleum floor.

BARRY

By the time he split with Tommy -- and I took over -- it had already started to come apart at the seams. I mean there was the Mind The Gap album; he paid for that; the disastrous tour; he paid for that, all his own money mind, and Tommy had trussed him up like a chicken for all the publishing. He went from riches to rags in a very short time. I manage to keep him going on a few royalties I dig up every now and then from South America, Eastern Europe. You know, markets you couldn't even call secondary. But it's a living.

BOYD

What about the sample on the Deadly Urge album? That went triple platinum.

BARRY

Tommy Michaels owns that outright. When Graham was going skint he pawned all the rights to "You Make Me Want to Fly" with Tommy. Tommy gave him twenty grand and that was that.

LYDIA

Well, that's why we're here. This could be just what his career needs. Now, can you arrange for him to sit down and talk with us?

BARRY

I'll have a word with him. He's a bit temperamental, but he's not an unreasonable bloke.

INT. GRAHAM'S HOME - DAY

As Graham throws his tea cup against the wall, tea and china everywhere,

GRAHAM

VTV? Fuck off!

MORRIS

But you told me in the motor three weeks ago! I'm only trying to--

GRAHAM

Fuck off! Get out!

Glynis holds the door open for Morris. Morris runs out.

GLYNIS

I tried to tell him the other night that you wouldn't--

GRAHAM

You fuck off, too!

GLYNIS

But I haven't done nothin'!

GRAHAM

Out! Now!

INT. BARRY'S OFFICE - A SHORT TIME LATER

Barry, standing on a stool, pulls down a box marked: GM.

BARRY

This is the only surviving copy. I liberated it from Tommy Michaels. Long story. Not even the Beeb has this. BBC! Idiots wipe over all their good stuff. Anyway...

He plops papers and junk on his desk, pulls out a videotape.

BARRY (CONT'D)

This is legendary. 1974 Top of the Pops performance.

He moves away some garbage to reveal an old dusty TV and VCR.

BARRY (CONT'D)

Wouldn't lip synch it. Always live.

He sticks the tape in.

ON TV

a handsome 22 year old Graham, the Instigators behind him, SINGS a live version of "You Make Me Want to Fly." The audience is mesmerized. So are Lydia and Boyd.

Suddenly, midway, the SONG is interrupted and replaced by a recording of another television program, a serious-looking chat show with black background and round table in center.

The title appears in WHITE BLOCK LETTERS: State of the Art. "Goldberg Variations" PLAYS over this.

WIDER ANGLE

Barry jumps toward the set.

BARRY (CONT'D)

Oh, no, no, no, you don't want to see this--

LYDIA

(trying to stop Barry)

Are you kidding? This is priceless. State of the Art! Graham's last public appearance! This is what set off all the lawsuits. I thought this was gone! You can't even get this on You Tube!

BARRY

Well, for all intents and purposes it is gone. And I'd like it to stay that way.

Barry moves to turn it off.

LYDIA

No, no, Barry, please, a quick look. C'mon, as a fan of his here...nothing else.

Barry relents, moves away.

ON TV

The host, MORGAN TROLLOPE, a professorial-looking fop with horn-rimmed glasses and too-tight bow tie, appears, mic. in hand. Every word is uttered with utmost gravity.

MORGAN

Hello, good evening and welcome to State Of The Art. I'm Morgan Trollope. On tonight's show we are going to be talking to Diedre Mfume!Nkeaka about her ground-breaking book on female circumcision in Chad: The Flint's Edge.

PAN to big black woman in knee-length African print shirt, bell bottoms, hush puppies, globe-sized afro wig. She nods gravely.

MORGAN (CONT'D)

We shall also be talking to the American music critic, Mimi Jacobs...

ON MIMI, a smug, short cropped woman with dangling earrings and hawk-like eyes.

MORGAN (CONT'D)

But first, a man who needs no introduction. Formerly of the rock group The Instigators, and here to defend his critically lambasted triple concept L.P., Mind The Gap, is Mr. Graham McGuinness.

Applause. ON GRAHAM, can of beer in hand, clearly drunk.

MORGAN (CONT'D)

Graham, your intention with this project has been, and I quote:

(looking at a sheaf of papers)

"to show James Joyce's Ulysses to be the pile of plagiaristic crap that it was via three hours of free form rock written to make the listener uncomfortable." Can I start by asking you why, when "You Make Me Want to Fly" was such a runaway commercial success, did you choose such a radical departure?

GRAHAM

The answer to that Morgan is "You Make Me Want to Fly" was a piece of commercial shite. Should've been called "You Make Me Wanna' Puke Me Fuckin' Guts Out."

Mimi leans in to speak, but Graham immediately bellows:

GRAHAM (CONT'D)

And every arsehole who bought that fuckin' piece of wank should go out into the street and smash it with a fuckin' sledgehammer, if you ask me.

MIMI

Well, I think they should do that to Mind the Gap.

GRAHAM

Fuck off, you fuckin' slag!

He throws his beer at her then sticks his face into the CAMERA.

GRAHAM (CONT'D)

And fuck all of youse!

Graham starts to smash the CAMERA EYE as GUARDS come to drag him off. He kicks over the table with his flailing feet as he's pulled away.

BARRY'S OFFICE - WIDER ANGLE

Lydia watches the tape, fascinated.

INT. GRAHAM'S HOME - SAME

Graham back at the piano, drum machine on. He poises his hands over the keyboard about to expand his riff, when he freezes. He turns off the machine, shuts the blinds. He then walks over to his sofa, grabs the blanket rolled up on top. He lies down and covers himself with it, head and all.

INT. BARRY'S OFFICE - SAME

The tape ends. Silence. Boyd jumps up.

BOYD

That is off the freakin' hook! That's totally what we need!

(grabbing tape)

We'll get it copied tonight and back to you tomorrow--

Barry tries to grab it back.

BARRY

Excuse me! That is mine, and Graham is my friend. If you want my help with your program, that goes nowhere.

BOYD

Oh come on, man. Dude!--

LYDIA

(grabbing tape from Boyd)

Of course, whatever you say, Mr. Critchlow.

(handing tape back to Barry)

Look, we're going to make a great documentary about a great musician. And we can't do it without your help.

BARRY

Well, right now, to be honest, I'm not so sure I want to help.

LYDIA

Mr. Critchlow, we will make a piece that Graham will be proud of. And from what you've told me, he could really do with some positive exposure right now. With the piece I'm--

(looking at Boyd)

we're going to do, you'll be able to shop for a new deal with every record company in town.

(while staring at Boyd)

Isn't that right, Boyd? Boyd?

Boyd doesn't answer. Lydia pushes the heel of her shoe subtly into the toe of his. Boyd jerks up.

BOYD

Yeah. Yes.

Lydia moves her heel from him.

BARRY

Alright then. As long as we

understand the contents of that tape come under the auspices of the Official Secrets Act.

Lydia nods.

BARRY (CONT'D)

Alright then. Every Wednesday, the Mrs. and I have Graham over to tea. So happens tonight's Wednesday so you, Ms. Slipknot, are cordially invited to join us.

LYDIA

Great, great. Should we bring--

BARRY

Not "we," you. I'd prefer it if this gentleman remains behind.

INT. BARRY'S OFFICE - DAY (A FEW MINUTES LATER)

Lydia and Boyd walk out of the building; she's excited.

LYDIA

Oh, thank God. We cracked it!

BOYD

What are you talking about?

LYDIA

I'm going to meet Graham tonight--

BOYD

Fuck him! That tape back there has everything we need. And God knows what other great shit that old fucker has.

LYDIA

Boyd: Slowly, slowly. Now look, I'm going to have dinner with the guy back at whatever greasy ashtray he--

(pointing towards Barry's)

--lives in. And then I'm going to make him let us film McGuinness. And don't you worry: by the time I'm done with this he's going to be eating out our hands.

INT. BOYD'S HOTEL ROOM - NIGHT

Lydia is dressed for dinner and action. Boyd lies on his bed. Lydia turns, about to go, does a self-check through her bag:

LYDIA

OK, I have money, Blackberry with--

(turns on Blackberry)

--Critchlow's address...and cool!--

(holding up folded papers)

Contract for McGuinness to nail himself into his coffin.

As Lydia goes to the door:

BOYD

While you're gone, what am I supposed to do? Just lie here playing with myself.

LYDIA

That's exactly what you should be doing. I ordered you some porn flicks on the hotel telly and a shitload of room service.

BOYD

Yeah, but--!

LYDIA

No "but" nothing. Just stay in this room until I come back. Okay? Okay?

BOYD

Yeah, Okay. By the way, Lydia: Thanks for this afternoon -- and for saving my ass on this story.

LYDIA

Well, if your brother calls, tell him that. See you later.

EXT/INT. BLACK CAB - SOUTH LONDON - NIGHT

looking out the window as they cross the Thames.

INT. BOYD'S HOTEL ROOM - NIGHT

Empty room service trays and cum-soaked tissues on the floor. A sated, but bored Boyd opens his cell phone, speed dials.

ELDERLY WOMAN'S VOICE (O.S.)

Hello.

Boyd is surprised to hear a high-pitched ELDERLY WOMAN'S VOICE answer the phone. He hesitates, then:

BOYD

Is Morris there?

ELDERLY WOMAN'S VOICE (O.S.)

Yes. Hold on, please.

INT. LYDIA'S BLACK CAB - VARIOUS LONDON STREETS - NIGHT

As it travels through some very dodgy parts of Peckham. Here is poverty, neglect, violence.

The cab turns off a main road into a quiet residential street. Large Victorian houses, some boarded up, others done up.

INT. CRITCHLOW HOME - NIGHT

The cab pulls up outside one of the more decent homes.

INT. SAMUELS'S HOME - SAME

Morris's Mom, a frail woman in a robe and slippers, calls up the stairs.

MRS. SAMUELS

Telephone, Moishe. Moishe!

MORRIS (O.S.)

Alright, alright! I got it, Mum!

INT. BOYD'S HOTEL ROOM (BACK TO SCENE)

CUT BACK AND FORTH AS NEEDED

Boyd HEARS Morris's mother HANG UP the phone.

MORRIS

Hello.

BOYD

Yo, Moishe, you still shacked up with with Mommy?

MORRIS

Who's this?

BOYD

Boyd Mann.

MORRIS

Boyd! I was hoping to hear from you. Look, I just want to let you know that whatever your friend Lydia told you, I'm on the case with Graham--

BOYD

Yeah, yeah. We'll talk later. Can you pick me up?

INT. CRITCHLOW HOUSE - NIGHT

Barry opens the door from the inside; Lydia's on the door- step, a bottle of red in one hand and white in the other.

BARRY

Come in, come in. Oh what's this? Thank you, very nice!

(calling back)

Barbara, Ms. Slitknocker's here!

LYDIA

I didn't know what we were eating so I brought one of each.

BARRY

Marvelous. I'm sure they'll both go well with sausage and chips. Come through, please!

INT. CRITCHLOW KITCHEN - SAME

BARBARA CRITCHLOW, 48, black, an English teacher in a dodgy local comprehensive, strong South London accent, is deep frying chips. Lydia looks up, notices a huge circular grease stain on the ceiling directly above the stove.

BARBARA

Hello Ms.--

LYDIA

(looking back down)

Lydia, please call me Lydia.

BARBARA

Nice to meet you Lydia,

(seeing the wine)

Oh! That's lovely! You shouldn't have. Thank you so much; it's only sausage and chips I'm afraid, but thanks anyway.

LYDIA

You're welcome. Is Graham here yet?

Barbara and Barry look at one another for a beat. Tension. She nods her head in the direction of the living room.

BARRY

Yes, yes. He's in the front room watching telly. Come on, I'll introduce you.

WE FOLLOW into--

INT. CRITCHLOW LIVING ROOM - CONTINUOUS

Every piece of furniture has a throw on it to cover the holes and stains. The house is large but a shambles. And there's Graham watching Premiership football on the box, nursing a Murphy's.

LYDIA

Hello.

(no answer)

Good game?

GRAHAM

Shite. Nil nil.

Silence except for the game. A tense beat or two.

LYDIA

Um, Graham, Mr. McGuinness, I don't know if Barry told you but I'm--

GRAHAM

(cold, on guard)

I know who you are.

LYDIA

Do you also know what I want to talk to you about?

GRAHAM

I haven't the faintest idea. I'm here for dinner with my mate. Next thing I know he's told me there's a chick from VTV coming over, too.

LYDIA

Listen, I've always been a big fan of your music. And I want to do a tribute piece.

GRAHAM

Tributes are for war heroes and dead people. Do I look like one of them?

LYDIA

Are you testing me?

GRAHAM

Why should I let you do a tribute piece about me? A tribute to what?

LYDIA

To your music. You made a great record. A classic. It got under a lot of people's skin.

GRAHAM

What, like a dose of scabies?

LYDIA

You are testing me.

GRAHAM

What if I am?

LYDIA

Well, how am I doing?

Barbara comes in from kitchen.

BARBARA

It's on the table, people.

Barbara leaves.

LYDIA

Well?

GRAHAM

I'm hungry.

They get up and go into the kitchen. He leaves the telly on.

INT. SAMUELS'S HOME - SAME

Mrs. Samuels watching the TV. Morris comes into the room.

MORRIS

Mum. Please. Don't call me Moishe on the phone.

MRS. SAMUELS

Why? It's yer name. Are you going out?

MORRIS

Business innit.

MRS. SAMUELS

At nine o'clock he has business. Leaves his mother at 'ome. Alone in the dark. Very nice.

Morris just turns and walks out. His mother continues kvetching.

INT. CRITCHLOW HOUSE - NIGHT (A SHORT TIME LATER)

ON DINING TABLE

Everyone's plate is covered with a mountain of sausages and the greasiest, oiliest chips you've ever seen.

Lydia gingerly bites into a sausage, doing her heroic best, when a blob of oil bursts out of it, down her chin and her hand.

She looks up and witnesses Barry, Graham, and Barbara scarfing down their plate load of sausage and chips as if they're in a contest. Without missing a beat, they pass each other bottles of brown sauce, ketchup, salt, and vinegar, which they heap onto their food.

Quickly finished, Barry, then Barbara, and, finally, Graham light up cigarettes, blow their smoke one after the other. Lydia's nose twitches, suppressing a cough.

Barbara stares at Barry and jerks her head in Lydia's direction.

BARRY

Oh, sorry.

(offering Lydia a smoke)

Would you like, er,...

Lydia politely shakes her head.

INT. MORRIS'S LIMO - NIGHT

Morris drives; Boyd lights a spliff the size of a parsnip. They're already blitzed and giggling like madmen.

BOYD

That fucking tape man; it was the shit! I mean, it was like so sick...and that fucking bitch, she grabs it outta' my hands...

MORRIS

Where'd you say his office was?

INT. CRITCHLOW HOUSE - LIVING ROOM (A FEW MINUTES LATER)

Barry and Graham continue smoking; Lydia across from them. Barry pulls a vinyl record from his huge, rigorously catalogued, neatly arranged collection.

He puts a disc on the player. Mike Oldfield's Tubular Bells STARTS PLAYING.

INT. KITCHEN - NIGHT

Barbara Brillos a greasy pan. HEARING "Tubular Bells" she raises her head, rolls her eyes.

INT. CRITCHLOW HOUSE - BACK TO LIVING ROOM

Barbara sticks her head out from the kitchen.

BARBARA

Baz! Baz, I need you in here a second.

Barry, clearly enjoying the MUSIC, turns to Barbara.

INT. KITCHEN (BACK TO SCENE)

Barry walks in, incredulous. Barbara whispers, emphatically.

BARBARA

Let them get on with it. You don't have to babysit your pet rock star for the rest of his life, you know? I've got two adolescent boys; I don't need another. I mean, we all love Graham, right, but you've got to let him get on with it.

Barry nods, getting it. Barbara hands him the pan and a tea towel.

INT. BARRY CRITCHLOW'S OFFICE - NIGHT

The limo with Morris and Boyd drives up, knocks over a garbage bin as it comes to a stop. Cats scurry.

INT. CRITCHLOW HOME - LIVING ROOM - NIGHT (BACK TO SCENE)

GRAHAM

(referring to Tubular Bells)

D'you wanna get rid of that?

LYDIA

It's a bit much, right? What do you want to listen to?

GRAHAM

You choose something.

LYDIA

(the test continues)

OK...

She runs her finger along the album spines, searching.

She pulls out an album, puts it on: Junior Walker's R&B anthem, "Shotgun," a powerful mix of bass and drums and honking sax BEGINS to PLAY. Graham's impressed.

GRAHAM

Ah, good! This is feel. All fucking feel. Dead honest. Did you know that's a white woman playing bass?

LYDIA

Carol Kaye. Wicked.

They listen, Lydia standing near player, Graham leaning on the arm of the sofa.

INT. TOP OF STAIRWELL OUTSIDE BARRY'S OFFICE - NIGHT

Very dark. Boyd and Morris, wasted off their heads, try to push open the door to Barry's office. It's locked. Morris pulls out his AMEX card.

MORRIS

Don't leave home wivvout it.

Morris uses it to jimmy the lock. The door pops open.

INT. CRITCHLOW HOME - LIVING ROOM - NIGHT (A SHORT TIME LATER)

Graham and Lydia bob their heads to Hendrix's blasting "Manic Depression." He's on the sofa; she's on the arm chair.

GRAHAM

The man! The fuckin' man!

INT. BARRY'S OFFICE - NIGHT (A FEW MINUTES LATER)

The only light is from the NEON PETROL STATION across the road.

Morris tries to hold Boyd up as he reaches for the GM box Barry showed earlier. Boyd grabs it, pulls it back, slips off Morris, sending them both dropping onto all the junk on the floor and emptying the contents (the videos, papers, photographs)of the box all around them.

They laugh like two idiots, then start gathering up what they can see into a garbage bag.

A MINUTE LATER

Boyd slides the GM box back into its old spot. Morris flings the garbage bag they've filled over his shoulder like Santa's bag, and they exit, closing the door behind them.

INT. CRITCHLOW HOME - LIVING ROOM - NIGHT (A SHORT TIME LATER)

Lydia walks away from the stereo, a look of self-satisfaction on her face.

LYDIA

Track 8. Wait...

A mood changer: The luscious French Horn of the opening bars of The Beach Boys' magnificent "God Only Knows" fills the room.

Graham is surprised. As the SONG PLAYS Lydia makes her way over to the couch in arm's distance from Graham. Their eyes close, their heads bob, lost in the chorus, "God only knows/what I'd do without you..." The SONG CONTINUES.

INT. STREET OUTSIDE BARRY'S OFFICE - NIGHT

Morris and Boyd, clutching the garbage bag in hand, scurry to the Morris's limo, parked in front. A few KIDS are leaning on it, smoking.

MORRIS

Oi! My motor!

INT. CRITCHLOW HOME - LIVING ROOM - NIGHT

"God Only Knows" CONTINUES casting its spell. Graham snaps his fingers to call her attention to the chord changes that go with "The world would show nothin' to me,/But what good would livin' do me..".

GRAHAM

(sublimely)

Check out that passing chord...exquisite.

It's a little bit of heaven and they both melt into it.

INT. CRITCHLOW OFFICE - STREET - NIGHT - SAME TIME

As Morris and Boyd slide into the limo with their booty, giving each other five, then peeling off.

INT. CRITCHLOW HOUSE - LIVING ROOM (BACK TO SCENE)

Lydia starts to pull the contract from her bag, looks over at Graham. He's lost in the music.

INT. BOYD'S HOTEL ROOM - NIGHT

Boyd and Morris barge in, excitedly empty the contents of the garbage bag onto to the bed.

INT. CRITCHLOW HOME - LIVING ROOM - NIGHT

Lydia looks uneasy. As "God Only Knows" winds down, Graham starts it again. He sits back down next to her. He's attracted to her.

INT. CRITCHLOW HOME - KITCHEN - NIGHT

Barry and Barbara smoke at the table, an ashtray overflowing with butts.

BARBARA

That's the third time they've listened to that.

Graham comes in; he's nice and high from the drink, but not out of control. He gets another Murphy's off the counter.

BARBARA (CONT'D)

Everything alright out there? You two seem to be getting on like a house on fire.

GRAHAM

She's alright, that chick. We're gonna' do an interview tomorrow at my house.

He walks out. Barry and Barbara are amazed. He gets up to follow, wanting to get involved. Barbara yanks him back down again.

BARBARA

Leave it.

INT. CRITCHLOW HOUSE - LIVING ROOM

Lydia sits next to Graham on the couch and holds the contract and a pen in her hand. She points out the signing spaces.

LYDIA

So look, this is just to keep it legal and straight with the company and the suits. It's a totally routine release that says you agreed to do this and we didn't, like, hold a gun to your head or anything--

She gives Graham a pen and opens the contract on the coffee table in front of them, her hand holding the page down, covering nearly all but the signature line.

LYDIA (CONT'D)

You just sign it there--

Graham signs. Lydia quickly flips the page, holds paper the same way.

LYDIA (CONT'D)

--and once there. And--

Lydia flips to the final page, holds paper out the usual way.

LYDIA (CONT'D)

--finally, just initial here--

Graham is about to initial when something catches his eye.

CLOSE ON CONTRACT and the show's title: Back From the Dead.

Graham grabs the contract, eyes it closer.

LYDIA (CONT'D)

It's all kosher; don't worry about--

He throws the contract down and stands up, suddenly livid.

GRAHAM

You must think I'm fucking stupid!

LYDIA

What?

GRAHAM

Back From the Dead? Is that what you think I am, a fuckin' old has-been for you to make a fuckin' prick out of in front of the whole world? You lot make me sick!

INT. CRITCHLOW HOUSE - KITCHEN - NIGHT

Barry and Barbara at the table look up as THEY HEAR a DOOR SLAM. They're about to get up when Lydia walks in, a little sheepish.

LYDIA

I think I need you to call me a cab.

BARRY

Oh dear.

(pulling up a chair)

Sit down.

INT. BOYD'S HOTEL ROOM - NIGHT

Boyd and Morris are shitted. They have the contents of their motherlode all over the floor and are playing the State Of The Art segment over and over, hysterically laughing and eating CHOCOLATES out of a BOX on the floor.

Lydia comes in, pauses a moment while she takes in the scene.

Boyd, seeing Lydia, jumps up, does a mad victory dance.

LYDIA

Holy shit!

BOYD

We rule! We rule! We rule!

LYDIA

Oh, my God! How did you get--

BOYD

How's that for tenacious, Lydia! Check out all this other cool shit! look at these photos!

Boyd shows one of Graham with Keith Moon passed out on the floor while Morris rummages for more.

BOYD (CONT'D)

This stuff's so fuckin' dope! Guy's gonna' flip when he sees it.

LYDIA

That's for sure, but we got a problem.

BOYD

What problem?

LYDIA

The problem is we can't show that without getting clearance from the people who own it.

BOYD

Fuck that. We'll just say they gave it to us.

LYDIA

No, we won't because when they sue us for nine zillion dollars, their lawyers--

BOYD

Their lawyer is Barry Critchlow. He can't wipe his ass--

LYDIA

Even he's smart enough to demand to see the release waiver, which Graham wouldn't sign--

MORRIS

(pointing to State of the Art video PLAYING ON TV)

Don't matter. The copyright to that video belongs to the BBC. They own it, not McGuinness. You won't have any problem getting clearance.

LYDIA

Really? You sure it's copyright BBC?

MORRIS

Safe as houses. Hang on, there's more.

Morris pulls out a videocassette with no case or writing on it, pops it in the VCR.

MORRIS (CONT'D)

Let's see what this is.

ON TV a crackly homemade video with unidentifiable tits and arses.

BOYD

Aha! Little home made porn! No wonder that old guy didn't want us to see inside his box...

MORRIS

(about video)

We're getting a nice shot inside hers right now.

LYDIA

Oh, very clever, Morris. Good one.

ON TV: The video suddenly cuts to a SHOT of Tommy Michaels, much younger, face red from drink, leering into the eye of the video lens.

MORRIS

Who's this bloke with a face like a slapped arse?

Tommy retreats, revealing a much younger Graham McGuinness getting head from an unseen YOUNG GIRL.

LYDIA

That's Graham! And the other guy is Tommy Michaels!

BOYD

What a perv, man. That chick's gotta' be 15 tops.

A naked Tommy plops down on the other side of her, grabs her breasts from behind. This carries on for an uncomfortable few beats. Boyd and Morris start cheering.

Finally the girl on the tape looks up, her face coming into focus. Lydia gasps.

LYDIA

Tara!

CLOSE ON 15 year old Tara's face.

LYDIA (CONT'D)

Jesus!

Lydia tries to suppress a growing internal absolute freak out. She grabs for the remote, presses the buttons furiously, but the VIDEO keeps PLAYING. She throws down the remote in a fury, then looks up: Boyd and Morris are staring at her.

LYDIA (CONT'D)

What the fuck are you staring at?

BOYD

Tara? You said, "Tara!"

LYDIA

Uh, no, no, no I didn't--

BOYD

You know that chick?

LYDIA

No, I don't--

BOYD

Yeah, you do. That's Tara, the chick you had lunch with! The one you said was gonna' shit when she heard you were here to see McGuinness!

LYDIA

(stomping toward VCR)

OK, now that we've seen it--

BOYD

Graham McGuinness and his manager caught on tape fucking an underage chick! No way we're lettin' that slip by.

Lydia jumps to the VCR; Boyd quickly tries to block her. She tries to get by him, but he keeps getting in her way. Lydia finally gives him a mighty shove smack bang in the middle of his chest and he goes flying backwards onto the bed.

LYDIA

Get away from me!

She grabs the video out of the VCR, storms toward the exit.

BOYD

Hey, the teen cocksucker sent you a big bunch of flowers; they're in the tub.

MORRIS

And choco--

Boyd gives Morris a "shut up" look, flings the empty chocolate box under the bed.

Lydia takes a sharp left into the bathroom, emerges a second later carrying a bunch of dripping wet flowers.

LYDIA

Fuck you!

She storms out, not seeing she's dropped the card on the floor.

BOYD

Hey, you forgot--

But she's gone. Boyd goes to pick it up, reads.

ON CARD "Thanks friend. Love Tara, Always."

Boyd flips it over and there's Tara's address. Jackpot!

INT. LYDIA'S ROOM - NIGHT (A SHORT TIME LATER)

A ROOM SERVICE WAITER finishes setting up an elegant setting of Pringle's and chocolate cake. She hands him some bills and he exits.

She grabs a big mouthful of the chips, pushes them into her mouth.

INT. BOYD'S HOTEL ROOM - SAME

Boyd on the phone. Morris stokes the bong behind him.

BOYD

I'm tellin' ya', Guy, it's the fuckin' dope. And now she's gone all fuckin' sensitive 'cause this chick is her girlfriend or something.

INT. VTV - GUY'S OFFICE - NIGHT

Guy standing with his back to us with his head set on, the luminous city at night lit up around him.

GUY MANN

Just bring those tapes home, Boyd, both of them. Do whatever you have to do to get them. And Boyd...here's what I want you to do.

INT. LYDIA'S ROOM --SAME

Lydia's onto the chocolate cake now as she summons up the nerve to push the video into her VCR. She stares at it, mouth agape, morbidly fascinated.

Something on the TAPE grabs her attention. She moves closer to the TV, raises the VOLUME.

ON VIDEO: Much younger Graham, SEEN from BEHIND through the bedroom door, talking to an unseen 15-year old Lydia.

GRAHAM (ON TAPE)

...it ain't about the music; it's never been about the fuckin' music; it's about image. Looks and cool. You got those and you're in.

(starts closing the door)

And if you don't...you're out.

As he closes the door, WE CATCH A GLANCE at a lonely looking teenaged Lydia (pimples, frizzy hair, braces), on the sofa alone, staring up at Graham with desperate longing.

Graham closes the door, shutting her out, then stares into the CAMERA LENS.

GRAHAM (ON TAPE) (CONT'D)

OK, that's the spotty dog out there taken care of. Let's get down to it then.

The CAMERA follows Graham falling onto Tara as Lydia FLIPS OFF the SET.

She turns and stares at herself in the mirror, below which sits her lotions and potions. It's clear they're not doing such a good job of defying her age tonight.

In her reflection, she sees the huge volume of trendy crap she's bought: the BLAHNNIK's BOX and shopping bags from JOSEPH, PRADA, STELLA MCCARTNEY.

Lydia has a good cry.

Her cell RINGS. Still weeping, she checks the caller ID: VTV GUY MANN, 212 number.

She hits IGNORE. With barely a beat, the room phone starts RINGING. And RINGING. And RINGING. She does her best to compose herself, picks it up, knowing damned well who it is.

LYDIA

(faking a yawn)

Guy...

GUY MANN (O.S.)

Lydia. Just got off the phone with my brother and he tells me you guys have some great shit. I'm really excited.

LYDIA

(stressed to the max; trying to cover)

Oh, yeah, it's pretty...phat.

Even Lydia's embarrassed by her use of that word.

GUY MANN (O.S.)

Can't wait to see it.

LYDIA

Yeah, it's gonna be, uh, great.

GUY MANN (O.S.)

Knew I could count on you Lydia.

CLICK. He hangs up. Lydia has another look at herself in the mirror, then at the Tara's FLOWERS in their vase.

She grabs her head in utter frustration, opens her mouth to let out a big SILENT scream.

FADE TO:

INT. LYDIA'S HOTEL ROOM - WINDOW - MORNING

LIGHT SNEAKS through the closed shade as David Bowie's "Thursday's Child" BRIEFLY PLAYS under

TITLE: Thursday 8:57 AM MUSIC ENDS.

TRAVEL ALARM BUZZES in LOUDLY.

Lydia goes through her morning routine, but it's clear as she goes through the following that her heart is not in it, her mind is elsewhere.

--Lydia rolls out yoga mat

--Lydia doing downward dog

--Lydia rolling yoga mat

--Lydia in shower

--Lashing on pricey exfoliant

--rubs in several different age defying moisturizers

--plucking chin hairs

--applying foundation and makeup

--grabbing Preparation H suppository and rubbing it under her eyes (reduces swelling)

--Tampax in mouth, checking panties.

ON HER BED

looks at diary and counts days. Now she's freaking.

INT. GRAHAM'S HOME - MORNING - WIDE ANGLE

Barry and Barbara in their beat up old Renault parked in front. Barbara wagging her finger emphatically at Barry, who nods, beleagueredly. He starts to open the car door, but is held back as a big LABRADOR finishes taking a huge DUMP.

The dog scuttles on. Barry gets out of the driver's seat, starts onto the front path to Graham's.

INT. GRAHAM'S HOME - A FEW MOMENTS LATER

A shattered-looking hungover Graham shuffles to the front door, an insistent RINGING coming from the DOORBELL.

GRAHAM

What the fuck? It's fuckin' 8:30 in the morning!

Graham flings open the door, sees Barry there.

A SHORT TIME LATER

Graham's back in bed, his head turned to the wall, away from Barry, who sits in a chair next to him, smoking.

BARRY

I don't know what else to tell you, Graham. I've got a law practice to run; I do my best, but you've got fuck all in the way of airplay; Tommy's got the catalog; this is a gift horse and you're staring down its throat.

No answer.

BARRY (CONT'D)

I can't do this for you anymore. I'm sorry, but I've no choice, mate.

INT. LYDIA'S HOTEL ROOM - SAME

The PHONE RINGS breaking Lydia's panic. She picks it up.

LYDIA

Lydia Slotnick.

(face momentarily brightening)

Hey, Barry...He will?

(switching to grim determination)

Good...Yes...I'll be there with a crew in an hour.

Lydia hangs up, looks over at her diary and Tampax, decides to ignore that for now. She quickly tosses them in her bag, ejects the video of Graham with Tara from the VCR, tosses that in her bag, too, grabs her new Prada jacket, stomps out.

INT. HALLWAY - BOYD'S HOTEL ROOM DOOR - A HALF HOUR LATER

Lydia has been knocking on Boyd's door. He finally opens it a bit, cranes his head through.

LYDIA

We got it.

BOYD

Got what?

LYDIA

The interview, genius. Come on; car's waiting.

BOYD

Lydia, I'm sorry, but I think I'm too sick. Must be that shit Morris scored us last night--

LYDIA

Whatever. Get dressed.

BOYD

(cough, cough)

I just don't think I'll make it.

A nauseous Boyd quickly shuts the door. A moment later, Lydia HEARS UPCHUCKING NOISES coming from inside.

Lydia shakes her head, sighs. She's had enough baby-sitting. She leaves.

INT. BOYD'S HOTEL ROOM - BATHROOM - SAME

Boyd makes loud fake retching vomit noises while pouring water from his garbage pail into the toilet bowl.

INT. HIRED CAR - DAY

Lydia in the back with British CAMERA MAN NIGEL and SOUND WOMAN KATE. They jabber to each other about inconsequential work stuff as Lydia stares out the window, pensive. She looks down, catches a glimpse of the Tara video sitting in her bag.

INT. GRAHAM'S HOME - DAY

Lydia gets out the car; her Crew right behind her. She looks up at the house, surprised by how palatial it is. They start toward the big house, when Graham sticks his head out the door of the much smaller carriage house, a steaming cup of tea in his hand. He looks neat, combed, nervous.

GRAHAM

Back here.

As Lydia and Crew walk toward him.

GRAHAM (CONT'D)

Sold off that part 19 years ago. Nice family. Kids have crap taste in music, though.

As they walk inside, Lydia looks at the mug in Graham's hand; his hand is shaking.

LYDIA

Morning, Graham.

He nods.

INT. GRAHAM'S HOME - LIVING ROOM - CONTINUOUS

Graham shuts the door behind them. The Crew start unrolling chords, look to Lydia for direction. She's totally in charge; a real pro.

LYDIA

I thought we'd get you at the keyboards. Is that OK, Graham?

GRAHAM

Alright. It'll do.

Lydia smiles at him, reassuringly.

LYDIA

We're just about ready.

She looks over the Crew. Kate looks at Lydia, points to her own face to indicate something on Lydia's in the same spot.

Lydia doesn't comprehend; Kate is more emphatic. Now realizing, Lydia grabs her hand mirror, gasps at what she sees.

Pimples. She's broken out.

LYDIA (CONT'D)

Goddamned motherfucker!

Everyone turns, stunned. Where'd that come from? Seeing all eyes on her, Lydia calms, goes back into pro-mode.

LYDIA (CONT'D)

Graham, we'll be just a few more minutes. Can I use your bathroom quickly?

Graham nods in the bathroom's direction.

IN GRAHAM'S BATHROOM

Hanging on a line above the bath are THREE HUGE PAIRS of once white, now grey and tatty UNDERPANTS with holes in them. Draped over the sink is a pair of WET SOCKS. The TOOTHPASTE tube is rolled up to its last drop and his TOOTHBRUSH looks like it's been used to scrub the floor.

Lydia takes this in as she applies foundation to cover the pimple on her face.

WE FOLLOW her out of the bathroom back to the--

LIVING ROOM

Where Graham and the crew are waiting.

LYDIA

OK, Graham, we'll do a practice run, a few questions and then we'll try a take.

(to Nigel)

While I'm doing this would you get some background? Quick view around the house.

(pointing to bathroom; whisper)

Start in there.

GRAHAM

Wait, why do--

LYDIA

Just atmosphere. Don't worry. Let's try: OK?

Graham nods. Lydia positions herself with mic., begins.

LYDIA (CONT'D)

OK, so, Graham, a few minutes earlier you happened to mention that the music the neighbor kids listened to was crap. Tell me, what do you think of today's music?

Long pause. Graham thinking.

GRAHAM

It's crap.

LYDIA

Would you care to elaborate? You know, give any examples?

Long pause. Graham thinking.

GRAHAM

Nah.

Lydia sighs. This is going to be harder than she thought.

BATHROOM

As Nigel shoots close ups of Graham's dirty laundry.

BACK TO LIVING ROOM

LYDIA

Well, last night we listened to some great music. What did you like so much about that music?

GRAHAM

It was good.

LYDIA

(growing impatience)

But last night, when we were together, you talked about the songs, and you were really passionate and excited. What was that about?

GRAHAM

I don't remember.

Graham takes his TEA from next to his keyboard. His hands are shaking so badly he spills some on Lydia's new PRADA JACKET. Lydia has had enough.

LYDIA

Graham, you gotta' give me something here. One word answers don't cut it and you know that.

A cheerful SHRIEK from outside the front door.

GLYNIS (O.S.)

Yoo-hoo!

GRAHAM

Jesus Christ!

GLYNIS

(coming through front door)

It's about that time--

She sees Lydia and Crew. She's livid, but covers.

GLYNIS (CONT'D)

Oh! Ooh! What's all this?

Lydia motions for Nigel to get this on camera as she swiftly pokes a microphone in Glynis's face.

LYDIA

You're on VTV! We're doing a segment on Rock Legend Graham McGuinness and you are?

GRAHAM

Not now, Glynis. Just leave the tea and--

LYDIA

Ah, you must be Graham's girlfriend!

GLYNIS

Well, I suppose I am--

GRAHAM

--Is she fuck! Now wait a minute! Glynis, just go!

Glynis looks at Graham, forlornly.

GRAHAM (CONT'D)

Go on! Fuck off!

Glynis angrily shoves the tray at Graham, runs out crying. On the way she steps in the DOG SHIT the labrador left behind.

LYDIA

(to Nigel)

Did you get that?

Nigel nods a little guiltily as Glynis runs off, humiliated.

LYDIA (CONT'D)

Great!

Nigel and Kate exchange looks. Lydia's manic intensity is scaring them. Furious, Graham purposely drops the tray, sending everything on it SMASHING to the floor.

GRAHAM

What the fuck is the matter with you?

Lydia and the Crew turn.

GRAHAM (CONT'D)

You said you wanted to talk about the music? The music we listened to last night was fucking good but it isn't what you want to talk about! You're just like the rest of those fuckers! All you want is the dirt! Think I don't know what your man was doing in my bathroom? What the fuck! Why d'you have to pick on my housekeeper? Why d'you have to make a prick out of me? What the fuck did I ever do to you? The interview's over! Get the fuck out of here! NOW!

Silence: Now what?

LYDIA

Oh, no, Graham, it's not over!

(to Nigel and Kate)

You two! Lunch! Leave that shit here and come back in an hour!

Nigel and Kate quickly dump their gear and leave in a hurry. Graham and Lydia stare at each other for a few tense beats.

GRAHAM

Well?

LYDIA

Well. About 20 years ago you told me that the music business was all about looks and image and that if I didn't have that I was an outcast--

GRAHAM

Told you? I never met you before in me life--

LYDIA

Oh, we have. At Tommy Michaels'. I looked a little different then: 15, no boobs, braces, face full of zits. You had me wait in the living room while you and Tommy took turns with my best friend.

GRAHAM

What are you talking about? Load of fuckin' bollocks!

Lydia pulls out the videotape. She puts it in his VCR.

LYDIA

Yeah? Check this out.

There he is, and there's Tara and Tommy. And then there's Lydia having the door slammed on her with Graham's parting blast.

He watches a few seconds, busted. She turns it off.

LYDIA (CONT'D)

So my question is this: Can you give me one good reason why I shouldn't make this public knowledge?

GRAHAM

(after a pause for thought)

No, I can't. I can tell you this: I don't remember you or your friend. I'm sorry. I hurt a lot of people back then. It seems I hurt you and your friend. And I'm sorry about that, too. And I don't have any excuses.

LYDIA

So what the fuck is it all about?

GRAHAM

All about? What do I know? Look at me. I thought it was all about the music, I mean, all I ever wanted to do was play music. Then I had the hit. Everybody went mental. And I had way too much way too soon. Everyone was telling me how great I was, what a classic I'd written, what a rarity for a first album to be so monumental. So I lapped up the praise and thought, "That's it; I can do anything. I can drink and smoke and fuck whatever I want." And then they were after me to do it all over again. I had to come up with another album, a better single. But how could I follow that? I was 22! I was a kid! I never meant to hurt anybody.

(off the video)

And I'm sorry about that. I was out of me mind.

A pause. They're both calmer, look at one another. Something of last night's connection steals back into the room.

LYDIA

Thank you.

GRAHAM

You're welcome. I hope that clears things up a bit.

LYDIA

That's what I wanted to know. That's what everyone wanted to know, all these years. Graham, I want you to tell me the rest of the story. Wait a minute.

She picks up Nigel's camera, starts Kate's tape recorder.

GRAHAM

Ah no! Not with all that shit!

LYDIA

Graham, please! This is the real deal. You touched a lot of people with a great song. A really great song. All they ever wanted was another. What happened? Just relax and tell us what happened.

GRAHAM

Alright.

(picks up tea, avoiding her jacket)

Every time I sat down at the piano or picked up the guitar the only thing that came out was "You Make Me Want to Fly." You know, I was piss drunk when I wrote "You Make Me Want to Fly." It took me five minutes!

So I'd get good and drunk and try it again, but nothing'd come out. I'd get a few chords going, but I could never find the next one, so I'd get more drunk and more stoned, and I'd wake up two days later, and I'd still have nothing. I thought, "Fuck it! I'm going to do something so out of left field, so different from what I know, from the three-chord wonder." But I was out of my mind, and that's what Mind the Gap came out of.

The record company dropped it less than halfway through, so I paid for it. And the tour that followed. Took ten trucks and over 100 people from Land's End to John O' Groats, and guess what? Everybody hated it. Of course they hated it; it was a load of fucking shite and noise.

So you know what I did when I got back home?

INT. RIVER THAMES - MUD FLAT UNDER BRIDGE - MORNING (1977)

Foggy, desolate. 24 year old Graham sloshes gasoline onto a 10 foot high pile of Mind the Gap albums sitting in the middle of a boat.

GRAHAM (O.S.)

I bought every copy I could, thousands of 'em, and--

Graham throws a match onto the pile. A huge flame ignites.

GRAHAM (CONT'D; O.S.) (CONT'D)

I burned the fucking lot of them in a boat and I shoved it out into the Thames.

A FEW MINUTES LATER

The bonfire on the boat drifts down river, a huge billow of black smoke wafting in the wind behind it. BIG BEN BONGS in the far distance.

GRAHAM (O.S.)

You could see the fucking smoke from Calais.

INT. GRAHAM'S HOME - DAY (BACK TO SCENE)

GRAHAM

So by the time I must have met you, I had nothing, only Tommy. I thought Tommy was my only connection to the music, but he was only connected to the music business.

INT. KNIGHTSBRIDGE RESIDENTIAL STREET - THURLOE SQUARE - DAY

Boyd gets out of the passenger seat of Morris's limo wearing a dark suit and pair of shades. Morris comes out of his side, wearing an ill-fitting version of the same.

From the back seat, a portable two-piece VTV CAMERA CREW emerges. Boyd turns to Morris.

BOYD

Watch, listen, and learn.

Boyd beckons his Crew to follow him and WE MOVE toward Tara's place--

FRONT DOOR -- THROUGH VIDEO LENS -- OVER BOYD'S SHOULDER -- MOVING

at a clip and to the front door. Boyd rings it. A moment later, BRIDGET answers.

BRIDGET

May I hel--?!

Rolling up her sleeves, she squares up the CAMERAS.

BRIDGET (CONT'D)

What do you want?

Boyd looks at Morris and his Crew, realizes he has to take her on.

BOYD

(as if it's the most important thing in the world)

We're VTV! Where's Tara?

BRIDGET

VTV?

(then sternly; prepared)

Get out!

Boyd is frozen a moment. This is not what he expected.

BOYD

We know your boss Tara sucked Graham McGuinness's cock!

Bridget reaches into her apron, pulls out an aerosol can and SPRAYS the CAMERA LENS.

THROUGH THE LENS

as black spray paint blocks out the frame.

BRIDGET (O.S.)

Now get out or I'll set the dogs on ya!

BACK TO SCENE

WE SEE the backs of Boyd, Morris, and the Crew as Bridget chases after them, spraying them with the paint. They hop into the car. Bridget starts to spray the windshield as they speed away. Bridget watches them go, laughs, then looks down as the Little Maltese comes into the doorway, looks out.

As she is about to step back into the house, she sees a bit of rust on the painted wrought-iron railing. She paint sprays it and walks back in, the dog scurrying behind her.

INT. GRAHAM'S HOME - LATER

Graham's leaning over the keyboard. Lydia videotapes this.

GRAHAM

The first thing you need is the groove.

He's about to PLAY the KEYBOARD, turns on the DRUM MACHINE. The four bar loop he used earlier to write his riff PLAYS.

GRAHAM (CONT'D)

Then you need a chord progression.

He PLAYS a COUPLE of CHORDS.

GRAHAM (CONT'D)

This is like your verse. You've got to have some tension in it; you can't shoot your wad from the get-go. And nearly every pop song wanders around--

(playing)

from the one....

(changing chord)

...to the four...

(changing chord)

...and back again. And then you get another little bit where you take it up maybe a minor third, like this--

(plays)

Then you go up to the four

(he does)

and back down on the one again 'cause you're gettin' ready for the big mighty chorus, the hook, the bit that'll grab ya'; the bit everybody'll sing.

(now changing absent-mindedly from one to four and back)

The trick is to do it in a way that's never been done before. You're talking about thousands of permutations here, but you gotta' find one that doesn't sound like you worked it out with a calculator. It's got to be real, have some soul. It's the tricky little chords in between -- the passing notes, the major sevenths, the diminished sixths, a descending bass line -- and that's just for your chord progressions. The top line, the melody, that's the one that's got to be the kicker. And it's got to fit in perfectly with the lyric, like--

We think he might be just about to sing and show us what he means, then he falters and reaches to stop the drum machine.

GRAHAM (CONT'D)

Can we take a break for a few minutes?

LYDIA

No! That sounds great! Go on, keep going!

GRAHAM

Jaysus, Lydia, I'm knackered. I just need to relax for a bit. Cup of tea.

LYDIA

Graham, that sounds like it was totally about to go somewhere. C'mon, I love this.

She watches him intently. He notices that. He plays a bit more, then finds a SUBLIME PASSING CHORD by divine accident; then another and another. It surprises him. He writes a note, then plays again and stops at the end of the new line.

GRAHAM

Huh...that's something...

They look at each other. She turns off the camera; She caught a gem of a moment. They each got something out of this.

INT. VTV LONDON - MAIN FLOOR - EVENING

The main floor lobby area CAN BE SEEN from the street.

INT. VTV LONDON - EQUIPMENT OFFICE

As his crew checks their cameras and sound equipment, Boyd talks on his cell phone.

BOYD

Uhh...it didn't really go so well...no, no don't worry, I'll definitely get it...yeah, Guy, sure...OK, OK! I will! I promise!

He shuts his flip-phone, turns to Morris.

BOYD (CONT'D)

We got some serious work to do.

INT. BOOTS PHARMACY - EVENING

Lydia checks out the aisles until she finds what she's looking for. She goes over to the center of the aisle, picks up a pregnancy test kit, peruses the directions. This'll do. She goes over to the cash register, gets on line to buy it.

INT. LYDIA'S HOTEL ROOM - BATHROOM - NIGHT

Lydia sits on the toilet, peeing on the stick from the pregnancy test. She FLUSHES. She pulls out the stick, look at it, anxiously. No results yet.

She stands, keeps the stick in hand as she paces around. A KNOCK at the door.

BOYD (O.S.)

Lydia, open up! It's me! I know you're there! I heard you flush!

Keeping the stick behind her back, she opens the door. Morris and Boyd are raring to go.

LYDIA

What do you want, Boyd? What's so important?

BOYD

Uh... well, Morris and I...

LYDIA

Yeah...?

BOYD

Can we come in?

He pushes on the door. She holds back.

LYDIA

No.

BOYD

OK, cool, uh, well, we want to take you out! Morris knows this really cool Indian place.

(looking around her room, he sees the Tara tape on her bed)

Thought we could grab some food; you know, celebrate.

LYDIA

I don't think so. I think I'm just gonna' go to bed early.

BOYD

(losing the battle)

You sure? 'Cause--

MORRIS

(taking over)

Come on, I'll treat you to a mad hot one. You know, a bucket o' Vindaloo. The old ring sting. I know this gaff down Westbourne Grove. Marvelous. Well worth the extra trouble in the morning.

LYDIA

Appealing as that sounds, I think I'll take a pass.

Boyd gives one last desperate shove. She holds firm.

BOYD

You sure?

LYDIA

(closing the door)

Absolutely.

Lydia stares down at the stick. From her look of shock, then dismay, WE KNOW it's positive.

LYDIA'S HOTEL ROOM DOOR - HALLWAY

Boyd and Morris look beaten.

BACK TO LYDIA

She madly paces, then quickly picks up the phone, dials.

INT. LYDIA'S OFFICE - OUTER ROOM - (NEW YORK) - DAY

Spence picks up the ringing phone.

SPENCE

Yo...hey! What's up?

BACK TO LYDIA

LYDIA

Oh, I'm exhausted. But everything's finished up here. Ah, I wanted to tell you...

She hesitates.

BACK TO SPENCE

Aleatra and Guy are talking at the office entrance. They look over at Spence.

SPENCE

What? I'm kinda' busy...

BACK TO LYDIA

LYDIA

Oh. No, I just wanted to know if there's anything I need to know about Friday. Alicia Keys or Aretha -- neither cancelled or anything, right?

BACK TO SPENCE

Aleatra taps her watch.

SPENCE

(a little nervous)

No, we're all cool on that. Look , I gotta' go. You're back tomorrow, right? OK, I'll see you then.

LYDIA'S ROOM

LYDIA

OK....

She puts the phone down, feeling crappy.

INT. BOYD'S HOTEL ROOM - SAME

BOYD

Did you see it? It was right there on the bed. Now what the fuck are we gonna' do?

MORRIS

Got an idea. We used to do this at school for a laugh.

SMASH CUT TO:

INT. VARIOUS HOTEL HALLWAYS

People screaming! Pandemonium! Guests and staff running over each other to escape the hotel in a panic. ALARMS CLANG! SIRENS SCREECH in the background.

OUTSIDE LYDIA'S DOOR

Lydia's still throwing on clothes as she swings open her door.

LYDIA

What the hell's going on?

RUNNING GUESTS

Bomb scare! Bomb scare!

HOTEL SECURITY GUARDS move people along.

GUARD

Keep your doors open people!

Lydia is about to run back into her room when a Security Guard takes her arm.

GUARD (CONT'D)

This way, ma'am, please.

LYDIA

But all my stuff--

GUARD

You need to leave immediately. Probably nothing, but it'll all be safe right where you left it.

He gently shoves Lydia into the running pack.

INT. BOYD'S HOTEL ROOM - SAME

Clamoring NOISES outside. Boyd has his eye to the peephole.

BOYD

The goons have passed. Ready?

HALLWAY

Boyd swings open the door, runs to the back of the crowd. As soon as the hallway empties, Morris hurriedly sneaks into--

INT. LYDIA'S HOTEL ROOM - CONTINUOUS

where he grabs the video out of its sleeve, shoves it in his trench pocket, slips in a replacement tape, then tears out and down the now empty corridor.

INT. HOTEL - NIGHT

Police cars and fire trucks zoom up in front as the throng, now encompassing Lydia and Boyd, moves across the street.

DISSOLVE TO:

INT. HALLWAY - A FEW HOURS LATER

Quiet. An exhausted looking Lydia is trailed by Boyd as they drag back to their rooms.

BOYD

Weird, huh?

LYDIA

Don't forget; flight's at 10. See you downstairs at 7.

BOYD

Got it. 7. Downstairs.

They both go into their rooms.

INT. LYDIA'S HOTEL ROOM - CONTINUOUS

Lydia quickly surveys her room. Things have shuffled around, but everything looks like it's there. Lydia drops down on the bed, TURNS OUT the LIGHT.

FADE TO:

INT. HOTEL HALLWAY - ON LYDIA AND BOYD'S DOORS

Title: Friday, 5:44 AM. "Friday I'm in Love" by the Cure BRIEFLY PLAYS.

Lydia sitting up in bed, hugging her knees. TRAVEL ALARM BUZZES LOUDLY. She TURNS OFF the ALARM.

INT. HOTEL HALLWAY - ON LYDIA AND BOYD'S DOORS

Packed and dressed way down, (army pants, sweater, flats) Lydia goes to Boyd's door to knock, sees it is already ajar. She goes in to find a Filipino MAID stripping the bed. She look around the room anyway.

LYDIA

Boyd? Where's the guy that was in here?

MAID

Nobody here. This empty.

Lydia leaves.

INT. LOBBY - SAME

At the front desk with the concierge.

LYDIA

Two hours ago?

CONCIERGE

Yes. A car was ordered for...I believe it was 5.

LYDIA

(slowly realizing)

That asshole! The fucking asshole!

CONCIERGE

Excuse me, madam. The arsehole left you this.

He gives Lydia Boyd's BILL. Lydia's shocked, furious. It all becomes clear to her: she rummages through her bag and checks the tapes. Rages as she sees the Tara tape she's been guarding has been replaced by a VIDEO HEAD CLEANING CASSETTE.

LYDIA

Oh, God! Oh, no!

INT. HEATHROW AIRPORT--DAY

Lydia at the American Airlines counter harassing the CHECK IN GUY.

LYDIA

Look, I just need to know if he was on the 8 AM flight.

CHECK IN GUY

I'm sorry, ma'am. I can't give out that information.

LYDIA

What kind of music do you like?

CHECK IN GUY

Sorry?

LYDIA

Who's your fave?

CHECK IN GUY

(like an admission)

Well...I kinda' like Kylie.

LYDIA

OK. Two tix to her next album launch party. Guaranteed.

CHECK IN GUY

Tempting....I'd love to, but I can't. FAA rules.

Lydia sighs, defeated. She's steps away when:

CHECK IN GUY (CONT'D)

However, I can tell you a gentleman fitting that description was near the ticket counter at, say, 6 AM?

LYDIA

About the time the 8 AM was checking in?

CHECK IN GUY

(nodding)

Could be, but I'm not allowed to tell.

INT. AIRPORT - STARBUCK'S - A SHORT TIME LATER

Lydia sucks up a cappuccino, busily trying to figure out what to do. She looks up at the Departure Board, sees her 10 AM flight go from ON TIME to BOARDING.

She tosses her cappuccino in the garbage, when her attention is drawn to a MOTHER and her TODDLER cradling a doll in a stroller. She smiles at it; she feels the maternal pull in a way she hasn't before. Toddler coos; Mother smiles.

She turns to go, but something catches her eye, stops her:

A posted sign: "Seen something suspicious? Don't be afraid to call. Call XXXXXXX."

ON LYDIA'S CELL Spence's name on the speed dial. Lydia starts to send it, then looks back over at the baby, then even closer at the baby's doll.

PHONE BOX - A FEW MINUTES LATER

As an announcement bellows "Last call for Flight 223 to New York," Lydia's plane, she furiously punches in numbers.

LYDIA

Get up, get up, get up...hello, great. It's Lydia...Lydia!...I need you to do something and I need you to do it exactly as I tell you...

INT. LAURIE AND ARNIE'S MASTER BEDROOM - NIGHT

Inside a giant doll's house. Laurie sits at the edge of her double canopy bed, dressed in baby dolls, listening, not quite comprehending -- her eyes abulge.

Arnie, in footsie pajamas, sneaks over to listen in.

LYDIA (O.S.)

So will you do this for me? Please? Please?

Laurie's frozen. Arnie speaks up.

ARNIE

Drugs? Heroin? Sounds dangerous, Lydia.

We can't get mixed up--

BACK TO AIRPORT - PHONE BOX

LYDIA

Did I tell you he's hidden the stuff in the stomach of a Raggedy Andy. Original.

BACK TO LAURIE AND ARNIE

They look at each other, aghast. Who would dare do that?

BACK TO AIRPORT - SKY HALL DEPARTURE LOUNGE

Lydia drags her bag toward the custom's entrance. As she does, she passes the bar. She turns, captivated by a WOMAN, mid-50's, dyed-blonde hair, skirt too short, heels too high. Just like Lydia, only alcoholic and older. Hideous.

She's bending the ear of the impatient BARTENDER.

WOMAN IN BAR

So I told him, "Go back to your wife. Let her suck your cock for the next 20 years."

She motions for him to pour her another drink. As he does, she turns, feels Lydia's gaze on her. Lydia walks away quickly as she can.

INT. AIRPLANE - DAY

Lydia, in business class, on the GTE Airfone.

LYDIA

Hi, is Tara there?

TARA'S HOUSE

Bridget on the phone.

INTERCUT AIRPLANE AND TARA'S HOUSE

LYDIA

This is Lydia Slotnick. What do you mean, she hasn't come back since last night?

BRIDGET

She's gone with the children.

LYDIA

Where? Did she get my message?

BRIDGET

She's asked me not to tell anyone where she's gone. Especially you!

She abruptly hangs up on Lydia.

BACK TO LYDIA

LYDIA

Wait wait, what happened?...

(the phone's dead; Lydia's confused)

Oh my God...

A SHORT TIME LATER

Lydia, feet out, staring out the window. A FLIGHT ATTENDANT approaches with the booze trolley.

FLIGHT ATTENDANT

Would you like something to drink? Mimosa? Bloody Mary?

LYDIA

Milk please.

INT. JFK - AIRPLANE TAXIING INTO A GATE - MORNING

This is Boyd's flight.

INT. AIRPLANE - SAME

The plane has come to a stop and the doors open as the Flight Attendant gives the following direction:

FLIGHT ATTENDANT

Everyone please remain seated! Do not get your bags! This will only take a few minutes.

TWO TOUGH-looking MARSHALS pass her and make their way down the aisle. They stop at a snoring man, drool seeping out of his mouth. The shake him awake. He turns. Boyd.

MARSHAL # 1

Could you please come with us, sir?

BOYD

Wha--huh?

They lift Boyd out of his seat and start dragging him off.

INT. CUSTOMS INTERROGATION ROOM - A FEW HOURS LATER

Boyd is picking up his pants after having just been cavity searched. There are TWO MALE AGENTS with him. As the cavity-searcher pulls off his rubber gloves, the other pushes Boyd's belongings, now in a messy heap, toward him on a table.

BOYD

(dressing)

This was fucked, man. Why me?

AGENT # 2

Like I told you, sir, we were given information; we had to check it out.

INT. CUSTOM'S AREA NEAR BAGGAGE CLAIM - A FEW MINUTES LATER

Lydia, having arrived at JFK, watches as the Agents escort Boyd out of their office area. She quickly runs over to him.

LYDIA

Boyd! There you are! I was so worried.

BOYD

What the hell--

LYDIA

Thank you, officers. I'll take him from here. His brother sent me to meet him--

The Agents nod, turn back to their office area.

LYDIA (CONT'D)

I'd be in so much trouble if--

Seeing the Agents disappear, Lydia turns on Boyd.

LYDIA (CONT'D)

You sneaky prick!

BOYD

Ah, go to hell.

He starts to walk faster when Lydia eyes his bag held together by duct tape, and, in one swift move, rips the tape off, sending the contents toppling onto the floor.

BOYD (CONT'D)

You bitch!--

Lydia snaps up the Tara tape, then seeing the BBC State of the Art tape, grabs that, too, shoves them halfway into her bag and sprints toward the door. Boyd quickly cobbles his things back into his bag, tears after her.

He's about to grab her when Lydia quickly ducks behind a passing senior citizen tour group with EL AL airlines. Unstoppable, Boyd barrels into the oldsters, sending them flying every which way, then grabs Lydia's bag, snatches out the tapes, then flings her bag like a discus. Her clothes, shoes, make-up go flying everywhere.

INT. AIRPORT - DAY

Bagless, Lydia flies out of the building in time to see Boyd pull away in a taxi. Seeing the taxi line is long, she jumps out into the street where a limo has just dropped someone off. Lydia quickly jumps in.

INT. LIMO - CONTINUOUS

Lydia slams the door, shouts to the driver.

LYDIA

What kind of music do you like?

INT. TIMES SQUARE - NEAR VTV BUILDING - DAY

Another crowd of teen music fans are screaming for today's guest JUSTIN TIMBERLAKE. Lydia's limo drives up near curb and is quickly surrounded by the throng.

CROWD

Justin! Justin! Justin!

The door opens and Lydia appears. A collectively disappointed "Oh!" mews from the crowd.

Lydia closes the limo door and pushes her way through the crowd into the building.

LYDIA

Excuse me! Excuse me!

INT. VTV FLOOR - CONTINUOUS

Paco is at the door.

LYDIA

Hey, Paco.

He levels his arm in front of her like a gate.

PACO

Lydia, I'm sorry. I have orders not to let you in the building.

LYDIA

Paco, you've got to help me--

She grabs his sunglasses from his shirt pocket, then his bandana, which she wraps around her like a headband.

LYDIA (CONT'D)

--You haven't seen me, OK? Big favor!

INT. VTV - MAIN FLOOR - CONTINUOUS

People are running around frantically, doing the Friday routine. Lydia, without the heels, hairdo, and make-up -- with the sunglasses and bandana -- is nearly unrecognizable.

She slips down the busy corridors, past folks exclaiming, "It's Friday!" "TGIF!" No recognition.

Gator whizzes down the hall on his skateboard -- right past her. A moment later, Aleatra and Spence, their eyes staring down at a clipboard full of papers, come toward her. Lydia freezes, but they pass by.

Spence stops. Something familiar in the corner of his eye. He turns, just as Lydia has turned out of sight.

INT. GUY'S OFFICE - SAME

Guy and Boyd are celebrating watching the tape. The swirling amateur CAMERA on the tape catches Graham, Tommy, and Tara going at it.

Guy is wild with glee.

GUY MANN

This guy's fuckin' hilarious Boyd! I'm proud of you, bro. This is the dope.

BOYD

That's right. Rock legend Graham MacGuiness and his sleazy producer gang banging an underage American Girl. How's that for tenacity?

Guy goes to his wine cabinet and retrieves a very old bottle of claret.

GUY MANN

I think we should open something really special, right?

ON the TAPE the CAMERA lurches wildly and rests on a crack in a doorway. Beyond the doorway is Lydia, aged 15, looking at herself in the coke dusted mirror. She looks up and gives a sad half smile to the camera. There's the braces, the zits.

GUY MANN (CONT'D)

Jesus Christ! Who's the barker?

Suddenly the TAPE FREEZES.

LYDIA (O.S.)

Gimme the tape Guy. Or the rug gets fucked.

WE HEAR A CORK POP AS WE BACK TO SHOW Lydia standing defiantly on his precious rug, in her shoes, in front of his desk, holding the remote in one hand and an open bottle of claret in the other, ready to pour it out.

GUY MANN

Lydia, no!

LYDIA

(dipping the neck of the bottle)

I mean it, Guy! Gimme the fucking tapes!

BOYD

You crazy assed bitch! What the fuck--

LYDIA

Guy, tell him ! I'll do it!

GUY MANN

Boyd, shut the fuck up! Just give her the tapes!

BOYD

Ah, man! It's just a rug!

GUY MANN

Boyd! Do it! Give her the goddamned motherfucking tapes! NOW!

Boyd walks over and gets the tapes. Hands them to Lydia.

LYDIA

That's better.

She tucks the tapes under her arm and turns to go. Just as she's walking out the door she turns.

LYDIA (CONT'D)

Oh, here's your wine.

She lobs the bottle up in the air. SLO-MO as we watch it spin, spraying wine all over the priceless Kilim. Guy lunges forward to catch it, but too late. It drops and smashes. A big red explosion of glass and wine ruins his rug.

Lydia turns and runs.

INT. VTV - MAIN FLOOR CONTINUOUS

Lydia tearing through the corridors. No one pays any attention to someone running with video tapes.

INT. DOWNSTAIRS STUDIO

CLOSE ON a big stack of fried chicken and waffles.

WIDER ANGLE REVEALS

the great ARETHA FRANKLIN, dressed in one of those sleeping bag-like dresses, and Alicia Keys doing a practice jam on a duet of "Chain of Fools."

Lydia walks past the set. THROUGH THE GLASS she sees that Aleatra is clearly the one in charge of the session. Lackeys are deferring to her. Next to Aleatra is Spence, handing her some papers. She surreptitiously rubs his arm sensually as she takes them.

Lydia is gobsmacked. This is the father of her unborn child and she's never going to tell him. She runs on.

INT. VTV - TLR STUDIO

Lydia is about to run though the studio and out into the lobby when a tidal wave of TLR freaks and their idol, JUSTIN TIMBERLAKE, surrounded by his handlers, block her path.

The shrieking fans give up their accolades: "Justin, you look so hot in that video!" "Justin! You're beautiful!" "You look awesome, Justin! We love you!"

She pushes her way against the tide of the crowd, TWO BURLY SECURITY GUARDS are on her tail. She runs out--

INT. VTV BUILDING - BROADWAY - DAY

Still pushing against the shrieking crowd, trying to push its way in and out of the now pelting rain and whooshing traffic.

Suddenly there's a collective enthralled CHEERS and everyone, including Lydia, looks up as Justin Timberlake waves to throng of fans on the street.

The Guards are shoving even harder, approaching Lydia, just as her eyes scan one flight further up, and spots Guy and Boyd pounding like mad on his office window, shouting directions to the nearing Guards to get the tapes from Lydia. Just then, they grab her, pull her back. But:

Lydia tosses the tapes in the air as high as she can.

From the window, Guy instinctively grabs for them, but with the glass in the way there's nothing he can do, but silently scream as the priceless tapes FALL CRASHING DOWN ONTO BROADWAY, just as a speeding red tour bus comes careening by, SMASHING THEM TO SMITHEREENS.

Lydia smiles, then laughs and laughs as we

DISSOLVE TO:

INT. VTV - MAIN FLOOR

Lydia being escorted through the building, holding one small box of personal office belongings, by the security guards.

TWO DUDES in armor with big jousting sticks in hand, the logo for The Joust on their backs, follow behind her. As they walk, WE SEE the armor is only on their torsos. On their bottom halves they wear surfer shorts and flip-flops.

FADE TO:

INT. COBBLE HILL, BROOKLYN - STREET - SIX MONTHS LATER - DAY

Colored leaves let us know it's autumn.

INT. BROOKLYN APARTMENT - DAY

CLOSE ON -- a pair of sneakers

WIDER ANGLE REVEALS they are being worn by Lydia, six months pregnant, and showing every month of it. She walks from the--

LIVING ROOM - MOVING

Where a MAN is installing cable on her big TV, to the--

HALLWAY PAST THE KITCHEN - MOVING

where she hesitates as she sees her father, Jack, and stepmother, Pammy, at the bagel spread by her table in the kitchen. Her cat Grizabella sniffs at the whitefish salad.

LYDIA'S P.O.V. - KITCHEN

Jack picks up a piece of cheese.

JACK

Is that the Jack or the Muenster?

PAMMY

It's the Muenster, Jack!

JACK

Are you sure?

PAMMY

Of course, I'm sure.

JACK

(taking bagel)

It's so dark; I can't see anything in here! Her last place, now that had good light. Why she'd leave that job; now what is she going to do?

They turn, see Lydia.

PAMMY

Lydia!

JACK

Sweetheart!

They begin to follow her as she moves into the--

HALLWAY AND UPSTAIRS - MOVING

Pam puts her arm around her.

PAMMY

I want to share this with you, Lydia, and you have to trust me on this! After I had Laurie, my body snapped right back. Right back! Here's what you do: After, you grip a pencil -- you know, down there. When you can hold it, tight, and it doesn't fall out, that's when you know.

Lydia speeds on ahead and moves into the--

SECOND BEDROOM - MOVING

where Laurie and her husband, Arnie, get in the way as a PAINTER stenciling pictures of cats for a mural on the wall of what is clearly going to be a nursery.

Laurie places a huge CLASSIC OLD-FASHIONED FRILLY BABY DOLL in the crib.

LAURIE

Arnie, do you think Prudence Marie will be happy here?

ARNIE

(putting his arm around her)

She looks happy.

Laurie bulges her eyes at this.

Lydia smiles at them, starts out to the room as Pam and Jack head in, intercepting her.

PAMMY

Did you hear? We got a closing date on the house.

Lydia walks out, the entire family behind her now as she passes through the

HALLWAY - MOVING

JACK

About time. I'm telling you. I didn't want to at first, but now I'm counting the days until we get there. I need sunshine, 365 days of it, if possible. And the place we got in Delray. Tell them, Pammy; it's gorgeous. We don't need a big house or two cars. What were we thinking all these years?

and into the

LIVING ROOM

where Lydia moves a chair closer to a window.

PAM

Arnie, help her with that. She can't move that alone--

Arnie goes to help Lydia. They move it, though she does most of the work. As they move it, Jack points to a corner in the living room.

JACK

So that's the place of honor for the desk, huh? What can I say everyone? The old man is finally parting with his old mahogany desk. What can I say? It just doesn't fit in the new place. I'm just glad it's going to stay in the family.

Lydia stops, looks at her Dad, hugs him.

CABLE GUY

OK, I'm all done here.

He flips on the set, starts flipping through the channels. He stops it on VTV.

There is Boyd's hatchet job on McGuinness.

ON SCREEN WE SEE:

--Graham in his heyday with the Instigators doing a killer version of "You Make Me Want to Fly" on Midnight Special.

--Headlines of Graham's public drunkesnees; about his State of the Art meltdown; photos of Graham with young Tommy, then:

--a video/sound byte from present-day Tommy at his slickest

TOMMY

I mean we were all a bit mad in those days, but he was on another planet. I tried to keep him off the booze and drugs, but he was like an animal. A total pig. Sad, really...

--Photos of Barry Critchlow's office in lamentable Lambeth:

VTV VOICE OVER (V.O.)

This is McGuinness's so-called manager's office. Deep in the ghetto of South London's Peckham.

--a LONG SHOT of McGuinness's gatehouse. A sole figure shuts the shades in the distance as:

VTV VOICE OVER (cont'd) (CONT'D)

And where is McGuinness today? Still in search of that elusive lost chord in the gatehouse of the mansion where he once lived.

Lydia shuts the TV, signs off on the cable; Cable Guy leaves.

LYDIA

Let's eat.

Arnie, Laurie and Pam start out first, followed by Jack and Lydia. Jack stops her before they move on.

JACK

By the way, Lydia. The movers for the desk: It'll cost $300. They said they'd--

LYDIA

(resigned)

No problem, Dad.

They start out when the phone RINGS. Jack leaves as Lydia grabs the phone.

LYDIA (cont'd) (CONT'D)

Hello!

(face suddenly beaming)

What are you doing in New York?

INT. LITTLE ITALY - EVENING

The streets are crowded in this famous touristy neighborhood.

INT. ITALIAN RESTAURANT - EVENING

Lots of glass and pictures of gondolas on the wall. Lydia sits watching Barry and Barbara Critchlow suck down a plate of pasta and sausage in record time. She just sips a mineral water, resplendent in stretchy velvet pants and sexy top that accentuate and glamorize her pregnancy. Her Prada shoes match it perfectly.

BARBARA

(between bites)

Well of course he was devastated, wasn't he, Baz?

BARRY

Bit of a spicy thing going on with these bangers innit. Nice...

BARBARA

Barry!

BARRY

Oh, yes. Very upset. Didn't get out of bed for three months. Doing an ostrich he calls it. Never seen him cry before. Didn't stop for days.

BARBARA

That's right. But when you sent him that letter saying how'd VTV'd let you go--

LYDIA

Tossed out, is more like it--

BARBARA

Well, when he found out why...how, you know, what you'd done for him, he got up!

After a couple of weeks he found that song he was working on when you was with him. So, make a long story short, he only goes and finishes it, and guess what: it's blinding. Really good, right, Barry?

BARRY

Cracker. You'll hear it soon.

BARBARA

Anyway, Morris had the VP of A&R at Virgin in the back of the cab one night and played him the tape.

FLASH TO:

INT./EXT. MORRIS'S LIMO - NIGHT

Through the center of London, Morris drives with the slick-looking VP OF A&R OF VIRGIN RECORDS. They're LISTENING to Graham's NEW SONG.

VP A&R

This is Graham McGuinness? This is brilliant! How the fuck did you get this?

INT. ITALIAN RESTAURANT - EVENING - (BACK TO SCENE)

BARBARA

So Barry negotiated a little distribution deal the next week for finished masters. He's finished a whole new album and we're here to do a little club tour. Just him and two other blokes. Brilliant, innit!

LYDIA

Amazing! How come I didn't hear anything?

BARBARA

It's the way he wanted it. You know what he's like. He insisted the record company keep everything under wraps for now...

BARRY

He's had a bit of a funny turn. I mean to be frank he hasn't, you know, played out in front of anybody for quite a long time. He's started to make a few noises about cancelling the whole thing, going home; I mean you know Graham. This venue's too large; that one's too small; this soundman's no good; these lights are too bright.

Barry and Barbara use the leftover bread to soak up what's left on their plates.

BARBARA

I think he's just feeling a bit lost--

BARRY

I mean, so we was wondering, since it was because of you that he, well...

BARBARA

Got his groove back?

BARRY

Yes, that's right. That maybe you could tell us what we can do to get him to play live again?

Barry and Barbara look at her, expectantly. Lydia shrugs.

LYDIA

Sorry. I just don't know.

Lydia's WATCH ALARM starts to BEEP. She turns it off.

LYDIA (cont'd)

I'm afraid I have to go.

Barry and Barbara look at her, a bit helpless.

LYDIA (cont'd)

I mean if I think of anything I'll let you know.

Lydia stands, starts collecting her stuff.

BARRY

Yeah...Anyway, look, I wanted to give you these.

(hands over tickets)

These are for the first night. He's opening for Steve Forbert at The Knitting Factory.

LYDIA

Thanks a lot! Wow, I'll definitely be there.

BARRY

Yeah, well let's hope he is.

The SURLY ITALIAN WAITER grabs Barry and Barbara's sucked-empty plates, takes them away.

LYDIA

Yeah. Listen you guys, I'm afraid I'm gonna have to love you and leave you. I have something I'm supposed to be at. But it was so good to see you.

Lydia kisses them warmly, then heads out. Barry and Barbara watch her go as they pull out their cigarettes, light them.

The OWNER immediately growls something to them in Italian. It sounds dangerous to them. They immediately stub them out.

INT. BANQUET ROOM - NIGHT

A SIGN READS: Welcome to the Beth-El Academy Reunion, Class of 1985. A DJ spins HITS of the DAY. Presently, REO Speedwagon's "Can't Fight the Feeling" is PLAYING.

Lydia, proudly wearing a nametag with her old photo on it, gets a soft drink from the side. As she crosses the room, there are a few nods and "hellos." Finally, she stands on the side, watching people dance as the middle-aged crowd starts dancing excitedly to Animotion's new wavey "Obsession" Some are heavier, some look great.

One Woman wears a short-short skirt and super-high heels -- not unlike Lydia would've worn six months ago. She looks a little wobbly as she dances, and a little ridiculous.

Suddenly a head looks closely at her name tag, smiles. Then Lydia recognizes him. His hair's thinner but he looks good.

LYDIA

Alex?

ALEX

Lydia! How are you? Warren told me you look great! He wasn't kidding.

(pointing to her belly)

But he didn't tell me you were married.

LYDIA

I'm not.

ALEX

OK. Hey, so what about Tara? Do you guys keep in touch?

LYDIA

It's a long story; we were on the outs, but now we're sort of on the mend. She's happy. Lives in London. Kids. Rich husband. Why does everyone ask me about Tara?

ALEX

Sorry. So you're a single mom, huh? I'm a single dad. I have a son.

LYDIA

(finally genuinely engaged)

Wow.

ALEX

He's 15. Really. I knocked a girl up sophomore year. Married her and everything. Didn't last, of course. But my kid's great. Lives with me now. Much smarter than I was. Much cooler, too.

LYDIA

Yeah? Cool's kind of overrated, Alex.

ALEX

Easy for you to say: I hear you've got a cool job. Probably the coolest job of all of us here. VTV, Wow!

LYDIA

Nah, I don't work at VTV. What about you?

ALEX

Pediatrician.

He hands her his card.

ALEX (cont'd) (CONT'D)

Just in case...

(referring to baby)

Well, you know.

Lydia takes it, smiles. Uncomfortable pause.

ALEX (cont'd) (CONT'D)

Give me a call. Perhaps we could get a cappuccino or something.

LYDIA

Yeah. Maybe.

ALEX

So what is it you really do?

INT. RADIO STATION STUDIO

Quiet. Lydia's behind the mike with the letters WFUV on it.

LYDIA

Tonight on All About The Music we are very lucky to have something of a legend with us. Here to perform live in our studio -- and it's his first performance for a public audience in more than 20 years -- playing a song from his long- awaited new album is the one and only Graham McGuinness.

PULL BACK REVEALS McGuinness and his TWO BACK-UP GUYS (acoustic bass and trombone).

Lydia takes off her headphones and pushes UP a FADER. McGuinness looks nervous. She pushes DOWN a FADER and gives him a big smile. Graham takes a breath. Lydia gives his arm a reassuring squeeze.

GRAHAM

One...two...one, two, three, four...

FADE OUT:

THE SONG PLAYS OVER THE CLOSING CREDITS.

THE END